--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS


                                  $643,408,000
                                  APPROXIMATELY

                           CDC MORTGAGE CAPITAL TRUST
                                 SERIES 2004-HE3


                       MORTGAGE PASS-THROUGH CERTIFICATES









--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           APPROXIMATELY $643,408,000

                   CDC MORTGAGE CAPITAL TRUST SERIES 2004-HE3

                            CDC MORTGAGE CAPITAL INC.
                                     SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        MODIFIED
                                                                       AVG LIFE TO    DURATION TO
   OFFERED                                        EXPECTED RATINGS        CALL /        CALL /          PAYMENT WINDOW TO CALL /
   CLASSES       DESCRIPTION      BALANCE $     (FITCH/MOODY'S/ S&P)    MTY(1)(2)    MTY(1)(2)(3)               MTY(1)(2)
====================================================================================================================================
   A-1(4)          Floater       304,567,000         AAA/Aaa/AAA       2.75 / 2.98    2.66 / 2.85     09/04 - 08/12 / 09/04 - 02/22
------------------------------------------------------------------------------------------------------------------------------------
     A-2           Floater       232,705,000         AAA/Aaa/AAA       2.75 / 2.98    2.66 / 2.85     09/04 - 08/12 / 09/04 - 03/22
------------------------------------------------------------------------------------------------------------------------------------
     M-1           Floater       41,861,000          AA /Aa2/ AA       5.33 / 5.88    5.05 / 5.50     11/07 - 08/12 / 11/07 - 02/19
------------------------------------------------------------------------------------------------------------------------------------
     M-2           Floater       32,962,000            A /A2/A         5.31 / 5.79    4.93 / 5.31     10/07 - 08/12 / 10/07 - 10/17
------------------------------------------------------------------------------------------------------------------------------------
     M-3           Floater        9,559,000          A- /A3/ A-        5.30 / 5.70    4.89 / 5.21     09/07 - 08/12 / 09/07 - 02/16
------------------------------------------------------------------------------------------------------------------------------------
     B-1           Floater        8,240,000        BBB+/Baa1/ BBB+     5.30 / 5.63    4.82 / 5.07     09/07 - 08/12 / 09/07 - 05/15
------------------------------------------------------------------------------------------------------------------------------------
     B-2           Floater        6,922,000         BBB/Baa2/ BBB      5.30 / 5.53    4.79 / 4.97     09/07 - 08/12 / 09/07 - 07/14
------------------------------------------------------------------------------------------------------------------------------------
     B-3           Floater        6,592,000        BBB-/Baa3/ BBB-     5.29 / 5.38    4.52 / 4.58     09/07 - 08/12 / 09/07 - 08/13
------------------------------------------------------------------------------------------------------------------------------------
     B-4         Not Offered                                                                          ****** Not Offered ******
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------


   OFFERED             INITIAL                           FINAL LEGAL
   CLASSES       SUBORDINATION LEVEL     BENCHMARK        MATURITY
======================================================================
   A-1(4)              18.50%            1 M LIBOR         11/2034
----------------------------------------------------------------------
     A-2               18.50%            1 M LIBOR         11/2034
----------------------------------------------------------------------
     M-1               12.15%            1 M LIBOR         11/2034
----------------------------------------------------------------------
     M-2                7.15%            1 M LIBOR         11/2034
----------------------------------------------------------------------
     M-3                5.70%            1 M LIBOR         11/2034
----------------------------------------------------------------------
     B-1                4.45%            1 M LIBOR         11/2034
----------------------------------------------------------------------
     B-2                3.40%            1 M LIBOR         11/2034
----------------------------------------------------------------------
     B-3                2.40%            1 M LIBOR         11/2034
----------------------------------------------------------------------
     B-4
----------------------------------------------------------------------

Notes:    (1)  Certificates are priced to the 10% optional clean-up call.
          (2)  Based on the pricing prepayment speed.  See details below.
          (3)  Assume pricing at par.
          (4)  The Class A-1 Certificates are insured by FSA.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------


ISSUER:                    CDC Mortgage Capital Trust Series 2004-HE3

DEPOSITOR:                 Morgan Stanley ABS Capital I Inc.

SELLER:                    CDC Mortgage Capital Inc.

ORIGINAL LOAN SELLERS:     Aames Capital Corporation
                           Accredited Home Lenders, Inc.
                           Aegis Mortgage Corporation
                           BNC Mortgage, Inc.
                           Chapel Mortgage Corporation
                           The CIT Group / Consumer Finance Inc.
                             (and its affiliates)
                           Encore Credit Corp.
                           First Banc Mortgage, Inc.
                           Homeowners Loan Corp.
                           Impac Funding Corporation (and its affiliate, Novelle
                             Financial Services, Inc.)
                           Lenders Direct Capital Corporation
                           Master Financial, Inc.
                           Ownit Mortgage Solutions, Inc.
                           People's Choice Home Loan, Inc.

SERVICER:                  Countrywide Home Loans Servicing LP

CLASS A-1 INSURER:         Financial Security Assurance Inc.

TRUSTEE:                   JPMorgan Chase Bank

MANAGERS:                  Morgan Stanley (lead manager); CDC Securities,
                           Countrywide Securities Corporation (co-managers).

RATING AGENCIES:           Fitch Inc., Moody's Investors Service Inc. and
                           Standard & Poor's Ratings Services

CLASS A CERTIFICATES:      Class A-1 and A-2 Certificates

CLASS M CERTIFICATES:      Class M-1, M-2 and M-3 Certificates

CLASS B CERTIFICATES:      Class B-1, B-2, B-3 and B-4 Certificates

OFFERED CERTIFICATES:      Class A, M, B-1, B-2 and B-3 Certificates

EXPECTED PRICING DATE:     On or about July 14, 2004

EXPECTED CLOSING DATE:     August 26, 2004 through DTC, Euroclear and
                           Clearstream, Luxembourg. The Offered Certificates and the Class B-4 Certificates will be settled without accrued interest.

DISTRIBUTION DATES:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning
                           September 27, 2004.

PREPAYMENT PERIOD:         For any Distribution Date, the calendar month
                           preceding the calendar month in which such Distribution Date occurs.

CUT-OFF DATE:              August 1, 2004, for any Mortgage Loan in the mortgage
                           pool transferred to the Trust on the Closing Date.
                           For any Mortgage Loan subsequently transferred to the Trust during the Pre-Funding Period (as described below), the first day of the month in which such loan was transferred to the Trust.

CLASS A-1 INSURANCE:       Financial Security Assurance Inc., a AAA/Aaa/AAA
                           rated surety bond provider, guarantees timely interest and ultimate principal to the Class A-1
                           Certificateholders.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------


DUE PERIOD FOR MORTGAGE    For any Distribution Date, the period commencing on
LOANS:                     the second day of the calendar month preceding the
                           calendar month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.


INTEREST ACCRUAL PERIOD    The interest accrual period for the Offered
FOR THE OFFERED            Certificates and the B-4 Certificates with respect to
CERTIFICATES AND THE       any Distribution Date will be the period beginning
CLASS B-4 CERTIFICATES:    with the immediately preceding Distribution Date (or,
                           in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:            The Trust will consist of approximately $659,229,209
                           of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage Loans described herein is based on the Cut-Off Date pool of approximately
                           $531,404,446. It is expected that up to approximately
                           $128 million of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the "Pre-Funding Period").

GROUP I MORTGAGE LOANS:    At the Cut-Off Date, approximately $301,240,732 of
                           Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loans guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:   At the Cut-Off Date, approximately $230,163,715 of
                           Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loans guidelines for purchase by Freddie
                           Mac.

PREFUNDING:                On the Closing Date, approximately $127,824,763 from
                           the sale of the Offered Certificates and the Class
                           B-4 Certificates (the "Pre-Funded Amount") will be deposited with the Trustee into two separate accounts
                           (the "Pre-Funding Accounts") and be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding Period for each of the related loan groups.

PRICING PREPAYMENT SPEED:  o  Fixed Rate Mortgage Loans: CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                           o  Adjustable Rate Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:        The Offered Certificates and Class B-4 Certificates
                           are credit enhanced by:
                           1)   Net monthly excess cashflow from the Mortgage
                                Loans;
                           2)   1.40% overcollateralization (funded upfront )
                                based on the sum of the aggregate principal
                                balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount. After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.80% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount;
                           3)   Subordination of distributions on the more
                                subordinate classes of certificates to the
                                required distributions on the more senior
                                classes of certificates; and
                           4)   An insurance policy issued by Financial Security
                                Assurance Inc. for the benefit of the holders of the Class A-1 Certificates only.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------


SENIOR ENHANCEMENT         For any Distribution Date, the percentage obtained by
PERCENTAGE:                dividing (x) the aggregate Certificate Principal
                           Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:            The later to occur of:
                           (x)  The earlier of:
                                (a)  The Distribution Date occurring in
                                     September 2007; and
                                (b)  The Distribution Date on which the
                                     aggregate balance of the Class A
                                     Certificates is reduced to zero; and
                           (y)  the first Distribution Date on which the Senior
                                Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates and the Class B-4 Certificates on the applicable Distribution Date) is greater than or equal to approximately 37.00%.

TRIGGER EVENT:             A Delinquency Trigger Event is in effect on any
                           Distribution Date if the quotient (expressed as a percentage) of (x) the three month rolling daily average of 60+ day Delinquent Loans as of the last day of the Due Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds 42.25% of the prior period's Senior
                           Enhancement Percentage.

                           A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution
                           Date:

                           Distribution Date Occurring In      Loss Percentage

                           September 2004 to August 2007            [N/A]

                           September 2007 to August 2008            [2.75]%

                           September 2008 to August 2009            [4.50]%

                           September 2009 to August 2010            [5.75]%

                           September 2010 to August 2011            [6.50]%

                           September 2011 and Thereafter            [6.75]%

INITIAL SUBORDINATION      Class A:          18.50%
PERCENTAGE:                Class M-1:        12.15%
                           Class M-2:         7.15%
                           Class M-3:         5.70%
                           Class B-1:         4.45%
                           Class B-2:         3.40%
                           Class B-3:         2.40%
                           Class B-4:         1.40%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------


OPTIONAL CLEAN-UP CALL:    If the Class X certificates are 100% owned, directly
                           or indirectly, by CDC Mortgage Capital Inc. or any of its affiliates, the servicer may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

                           If the Class X certificates are not 100% owned, directly or indirectly, by CDC Mortgage Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

STEP-UP COUPONS:           For the Offered Certificates and the Class B-4
                           Certificates, the coupon will increase after the Optional Clean-up Call Date, should the call not be exercised. The applicable coupon for the Class A
                           Certificates will increase by 2 times its initial margin and the coupons for the Class M and Class B
                           Certificates will each increase by 1.5 times their respective initial margins.

CLASS A-1 PASS-THROUGH     The Class A-1 Certificates will accrue interest at a
RATE:                      variable rate equal to the least of (i) one-month
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Net WAC Cap and (iii) the Loan Group I Cap.

CLASS A-2 PASS-THROUGH     The Class A-2 Certificates will accrue interest at a
RATE:                      variable rate equal to the least of (i) one-month
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Net WAC Cap and (iii) the Loan Group II Cap.

CLASS M-1 PASS-THROUGH     The Class M-1 Certificates will accrue interest at a
RATE:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-2 PASS-THROUGH     The Class M-2 Certificates will accrue interest at a
RATE:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-3 PASS-THROUGH     The Class M-3 Certificates will accrue interest at a
RATE:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-1 PASS-THROUGH     The Class B-1 Certificates will accrue interest at a
RATE:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-2 PASS-THROUGH     The Class B-2 Certificates will accrue interest at a
RATE:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-3 PASS-THROUGH     The Class B-3 Certificates will accrue interest at a
RATE:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-4 PASS-THROUGH     The Class B-4 Certificates will accrue interest at a
RATE:                      variable rate equal to the lesser of (i) one-month
                           LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------



NET WAC CAP:               As to any Distribution Date, a per annum rate (on an
                           actual/360 basis) equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee, and in regards to the A-1 Certificates only, the FSA fee rate.

LOAN GROUP I CAP:          As to any Distribution Date, a per annum rate (on an
                           actual/360 basis) equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee, and other fee rates (including the FSA fee rate).

LOAN GROUP II CAP:         As to any Distribution Date, a per annum rate (on an
                           actual/360 basis) equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee, and other fee rates.

INTEREST DISTRIBUTIONS     On each Distribution Date and after payment of fees
ON OFFERED CERTIFICATES    and reimbursements to the Servicer, FSA and the
AND THE CLASS B-4          Trustee, interest distributions from the Interest
CERTIFICATES:              Remittance Amount will be allocated as follows:

                           (i)  concurrently, with equal priority of payments;

                                (A) payable from the remaining Interest
                           Remittance Amount relating to the Group I Mortgage Loans and, to the extent such amount is less than the Accrued Certificate Interest for the Class A-1 Certificates, from the amounts remaining with respect to the Group II Mortgage Loans for that Distribution Date after giving effect to the payment of the Accrued Certificate Interest for the Class A-2 Certificates, for that Distribution Date, to the Class A-1 Certificates its Accrued Certificate Interest and any Unpaid Interest Shortfalls.

                                (B) payable from the remaining Interest
                           Remittance Amount relating to the Group II Mortgage Loans and, to the extent such amount is less than the Accrued Certificate Interest for the Class A-2 Certificates, from the amounts remaining with respect to the Group I Mortgage Loans for that Distribution Date after giving effect to the payment of the Accrued Certificate Interest for the Class A-1 Certificates, for that Distribution Date, to the Class A-2 Certificates, its Accrued Certificate Interest and any Unpaid Interest Shortfalls;

                           (ii) payable from the remaining Interest Remittance Amount for all Groups, to the Class M-1 Certificates, its Accrued Certificate Interest;

                           (iii) payable from the remaining Interest Remittance Amount for all Groups, to the Class M-2 Certificates, its Accrued Certificate Interest;

                           (iv) payable from the remaining Interest Remittance Amount for all Groups, to the Class M-3 Certificates, its Accrued Certificate Interest;

                           (v) payable from the remaining Interest Remittance Amount for all Groups, to the Class B-1 Certificates, its Accrued Certificate Interest;

                           (vi) payable from the remaining Interest Remittance Amount for all Groups, to the Class B-2 Certificates, its Accrued Certificate Interest;

                           (vii) payable from the remaining Interest Remittance Amount for all Groups, to the Class B-3 Certificates, its Accrued Certificate Interest; and

                           (viii) payable from the remaining Interest Remittance Amount for all Groups, to the Class B-4 Certificates, its Accrued Certificate Interest.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------



PRINCIPAL DISTRIBUTIONS    On each Distribution Date (a) prior to the Stepdown
ON OFFERED CERTIFICATES    Date or (b) on which a Trigger Event is in effect,
AND CLASS B-4              principal distributions from the Principal
CERTIFICATES:              Distribution Amount will be allocated as follows:

                           (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                           (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                           (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (viii) to the Class B-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                           (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                           (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                           (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                           (viii)to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

                           All principal distributions to the Class A
                           Certificates on any Distribution Date will be allocated between the Class A-1 and Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; however, if the Class

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------


                           Certificate Balances of either Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the remaining Class A Certificates, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2 Certificates will be made first from payments relating to the Group II Mortgage Loans.

CLASS A-2 CERTIFICATES     Beginning on the first Distribution Date, and for a
INTEREST RATE CAP:         period of 31 months thereafter, an Interest Rate Cap
                           will be pledged to the Trust for the benefit of the Class A-2 Certificates.

                           For its duration, the Class A-2 Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class A-2 Interest Rate Cap Notional Balance ("the Class A-2 Interest Rate Cap Payment") as described on the schedule herein.

CLASS A-2 CERTIFICATES     The Class A-2 Interest Rate Cap Payment shall be
INTEREST RATE CAP          available to pay any Basis Risk Carry Forward Amount
PAYMENT ALLOCATION:        due to the Class A-2 Certificates.

CLASS M CERTIFICATES       Beginning on the first Distribution Date, and for a
INTEREST RATE CAP:         period of 36 months thereafter, an Interest Rate Cap
                           will be pledged to the Trust for the benefit of the Class M Certificates.

                           For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess if any of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

CLASS M CERTIFICATES       The Class M Interest Rate Cap Payment shall be
INTEREST RATE CAP          available to pay any Basis Risk Carry Forward Amount
PAYMENT ALLOCATION:        due to the Class M-1, Class M-2 and Class M-3
                           Certificates on a pro rata basis.

CLASS B CERTIFICATES       Beginning on the first Distribution Date, and for a
INTEREST RATE CAP:         period of 36 months thereafter, an Interest Rate Cap
                           will be pledged to the Trust for the benefit of the Class B Certificates.

                           For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess if any of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

CLASS B CERTIFICATES       The Class B Interest Rate Cap Payment shall be
INTEREST RATE CAP          available to pay any Basis Risk Carry Forward Amount
PAYMENT ALLOCATION:        due to the Class B-1, Class B-2, Class B-3 and Class
                           B-4 Certificates on a pro rata basis.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------


ALLOCATION OF NET MONTHLY  For any Distribution Date, any Net Monthly Excess
EXCESS CASHFLOW:           Cashflow shall be paid as follows:

                           (i) to the Class M-1 Certificates, their Unpaid Interest Shortfall;

                           (ii) to the Class M-1 Certificates, their realized loss amount reimbursement;

                           (iii) to the Class M-2 Certificates, their Unpaid Interest Shortfall;

                           (iv) to the Class M-2 Certificates, their realized loss amount reimbursement;

                           (v) to the Class M-3 Certificates, their Unpaid Interest Shortfall;

                           (vi) to the Class M-3 Certificates, their realized loss amount reimbursement

                           (vii) to the Class B-1 Certificates, their Unpaid Interest Shortfall;

                           (viii) to the Class B-1 Certificates, their realized loss amount reimbursement;

                           (ix) to the Class B-2 Certificates, their Unpaid Interest Shortfall;

                           (x) to the Class B-2 Certificates, their realized loss amount reimbursement;

                           (xi) to the Class B-3 Certificates, their Unpaid Interest Shortfall;

                           (xii) to the Class B-3 Certificates, their realized loss amount reimbursement;


                           (xiii) to the Class B-4 Certificates, their Unpaid Interest Shortfall;

                           (xiv) to the Class B-4 Certificates, their realized loss amount reimbursement;

                           (xv) (A) from any available Class A-2 Interest Rate Cap Payments, to the Class A-2 Certificates up to its respective unpaid Basis Risk Carry Forward Amount,
                           (B) from any available Class M Interest Rate Cap Payments, concurrently to the Class M-1, Class M-2 and Class M-3 Certificates up to their respective unpaid Basis Risk Carry Forward Amounts, and (C) from any available Class B Interest Rate Cap Payments, concurrently to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates up to their respective unpaid Basis Risk Carry Forward Amounts;

                           (xvi) pro rata, to the Class A-1 and A-2
                           Certificates, any Basis Risk Carry Forward Amount for such classes remaining unpaid; and

                           (xvii) sequentially, to the Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes remaining unpaid.

CLASS A, M, AND B BASIS    As to any Distribution Date, the supplemental
RISK CARRY FORWARD         interest amount for the Class A, M-1, M-2, M-3, B-1,
AMOUNT:                    B-2, B-3 and B-4 Certificates equals the sum of:

                           (i) the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap or the Loan Group I Cap or the Loan Group II Cap, as applicable) over interest due such Certificates at a rate equal to the lesser of (a) the Net WAC Cap and (b) with respect to the Class A Certificates only, the Loan Group I Cap or the Loan Group II Cap, as applicable;

                           (ii) any respective Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                           (iii) interest on the amount in clause (ii) at the respective Pass-Through Rate (without regard to the Net WAC Cap or the Loan Group I Cap or the Loan Group II Cap, as applicable ).

PRE-FUNDING ACCOUNT        Any funds in the Pre-Funding Accounts not used to
PAYMENT:                   purchase additional Mortgage Loans during the
                           Pre-Funding Period will be paid first to the related class of Class A Certificates and second to the other
                           Certificates on a pro rata basis.

INTEREST REMITTANCE        For any Distribution Date, the portion of available
AMOUNT:                    funds for such Distribution Date attributable to
                           interest received or advanced on the Mortgage Loans.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------


ACCRUED CERTIFICATE        For any Distribution Date and each class of Offered
INTEREST:                  Certificates and Class B-4 Certificates, equals the
                           amount of interest accrued during the related interest accrual period at the related Pass-Through
                           Rate, reduced by that class share of prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief
                           Act or similar state or local law.

PRINCIPAL DISTRIBUTION     On any Distribution Date, the sum of (i) the Basic
AMOUNT:                    Principal Distribution Amount and (ii) the Extra
                           Principal Distribution Amount.

BASIC PRINCIPAL            On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:       aggregate Principal Remittance Amount over (ii) the
                           Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE       On any Distribution Date, the sum of (i) all
AMOUNT:                    scheduled payments of principal collected or advanced
                           on the Mortgage Loans during the prior Due Period,
                           (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,
                           (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans with respect to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional
                           Clean Up Call is exercised.

NET MONTHLY EXCESS         For any Distribution Date is the amount of funds
CASHFLOW:                  available for distribution on such Distribution Date
                           remaining after making all payments of interest and principal to the Certificates.

EXTRA PRINCIPAL            For any Distribution Date, the lesser of (i) the
DISTRIBUTION AMOUNT:       excess of (x) interest collected or advanced on the
                           Mortgage Loans during the related Due Period (less fees and reimbursements owed to the Servicer, the Trustee and FSA), over (y) the sum of interest distribution on the Certificates on such Distribution
                           Date and (ii) the amount by which the
                           overcollateralization is deficient for such
                           Distribution Date.

EXCESS SUBORDINATED        For any Distribution Date, means the excess, if any
AMOUNT:                    of (i) the overcollateralization over (ii) the
                           required overcollateralization for such Distribution
                           Date.

CLASS A PRINCIPAL          For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:       excess of (x) the Certificate Principal Balance of
                           the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 63.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period minus approximately $3,296,146.

CLASS A PRINCIPAL          For any Distribution Date, the percentage equivalent
ALLOCATION PERCENTAGE:     of a fraction, determined as follows: (i) in the case
                           of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                           Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution
                           Date and (ii) in the case of the Class A-2
                           Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal
                           Remittance Amount for such Distribution Date.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------


CLASS M-1 PRINCIPAL        For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:       excess of (x) the sum of (i) the Certificate
                           Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                           Principal Distribution Amount on such Distribution
                           Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period minus approximately $3,296,146.

CLASS M-2 PRINCIPAL        For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:       excess of (x) the sum of (i) the Certificate
                           Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                           Principal Distribution Amount on such Distribution
                           Date), (ii) the Certificate Principal Balance of the
                           Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                           Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                           Certificates immediately prior to such Distribution
                           Date over (y) the lesser of (A) the product of (i) approximately 85.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,296,146.

CLASS M-3 PRINCIPAL        For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:       excess of (x) the sum of (i) the Certificate
                           Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                           Principal Distribution Amount on such Distribution
                           Date), (ii) the Certificate Principal Balance of the
                           Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                           Amount on such Distribution Date), (iii) the
                           Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           88.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,296,146.

CLASS B-1 PRINCIPAL        For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:       excess of (x) the sum of (i) the Certificate
                           Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                           Principal Distribution Amount on such Distribution
                           Date), (ii) the Certificate Principal Balance of the
                           Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                           Amount on such Distribution Date), (iii) the
                           Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), and (v) the Certificate Principal
                           Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.10% and
                           (ii) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,296,146.


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------


CLASS B-2 PRINCIPAL        For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:       excess of (x) the sum of (i) the Certificate
                           Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                           Principal Distribution Amount on such Distribution
                           Date), (ii) the Certificate Principal Balance of the
                           Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                           Amount on such Distribution Date), (iii) the
                           Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), (v) the Certificate Principal
                           Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                           Distribution Amount on such Distribution Date) and
                           (vi) the Certificate Principal Balance of the Class
                           B-2 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 93.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period minus approximately $3,296,146.

CLASS B-3 PRINCIPAL        For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:       excess of (x) the sum of (i) the Certificate
                           Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                           Principal Distribution Amount on such Distribution
                           Date), (ii) the Certificate Principal Balance of the
                           Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                           Amount on such Distribution Date), (iii) the
                           Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), (v) the Certificate Principal
                           Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                           Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-2
                           Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate
                           Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and over
                           (y) the lesser of (A) the product of (i) approximately 95.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,296,146.

CLASS B-4 PRINCIPAL        For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:       excess of (x) the sum of (i) the Certificate
                           Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                           Principal Distribution Amount on such Distribution
                           Date), (ii) the Certificate Principal Balance of the
                           Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                           Amount on such Distribution Date), (iii) the
                           Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), (v) the Certificate Principal
                           Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                           Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-2
                           Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (vii) the Certificate
                           Principal Balance of the Class B-3 Certificates
                           (after taking into account the payment of the Class
                           B-3 Principal Distribution Amount on such
                           Distribution Date) and (viii) the Certificate
                           Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date and over
                           (y) the lesser of (A) the product of (i) approximately 97.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)
                         -------------------------------



                           (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,296,146.


TRUST TAX STATUS:          REMIC.

ERISA ELIGIBILITY:         Subject to the considerations in the Prospectus, the
                           Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:         It is anticipated that none of the Offered
                           Certificates will be SMMEA eligible.

PROSPECTUS:                The Offered Certificates are being offered pursuant
                           to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                           Certificates may not be consummated unless the purchaser has received the Prospectus.

                           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                              SENSITIVITY ANALYSIS
                              --------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  TO 10% CALL
         ---------------------------------------------------------------------------------------------------------------------------
                  % OF PPC                   50            60             75           100          125           150           175
------------------------------------------------------------------------------------------------------------------------------------
 A-1     WAL                               5.38          4.56           3.69          2.75         2.11          1.62          1.24
         FIRST PAYMENT DATE           9/25/2004     9/25/2004      9/25/2004     9/25/2004    9/25/2004     9/25/2004     9/25/2004
         EXPECTED FINAL MATURITY     12/25/2019    10/25/2017      4/25/2015     8/25/2012   11/25/2010     9/25/2009    11/25/2008
         WINDOW                        1 -  184      1 -  158       1 -  128       1 -  96      1 -  75       1 -  61       1 -  51
------------------------------------------------------------------------------------------------------------------------------------
 A-2     WAL                               5.41          4.59           3.70          2.75         2.10          1.61          1.24
         FIRST PAYMENT DATE           9/25/2004     9/25/2004      9/25/2004     9/25/2004    9/25/2004     9/25/2004     9/25/2004
         EXPECTED FINAL MATURITY     12/25/2019    10/25/2017      4/25/2015     8/25/2012   11/25/2010     9/25/2009    11/25/2008
         WINDOW                        1 -  184      1 -  158       1 -  128       1 -  96      1 -  75       1 -  61       1 -  51
------------------------------------------------------------------------------------------------------------------------------------
 M-1     WAL                              10.28          8.74           7.05          5.33         4.55          4.42          4.25
         FIRST PAYMENT DATE           8/25/2009    11/25/2008      1/25/2008    11/25/2007    2/25/2008     6/25/2008    11/25/2008
         EXPECTED FINAL MATURITY     12/25/2019    10/25/2017      4/25/2015     8/25/2012   11/25/2010     9/25/2009    11/25/2008
         WINDOW                       60 -  184     51 -  158      41 -  128      39 -  96     42 -  75      46 -  61      51 -  51
------------------------------------------------------------------------------------------------------------------------------------
 M-2     WAL                              10.28          8.74           7.05          5.31         4.42          4.01          3.97
         FIRST PAYMENT DATE           8/25/2009    11/25/2008      1/25/2008    10/25/2007   11/25/2007     1/25/2008     3/25/2008
         EXPECTED FINAL MATURITY     12/25/2019    10/25/2017      4/25/2015     8/25/2012   11/25/2010     9/25/2009    11/25/2008
         WINDOW                       60 -  184     51 -  158      41 -  128      38 -  96     39 -  75      41 -  61      43 -  51
------------------------------------------------------------------------------------------------------------------------------------
 M-3     WAL                              10.28          8.74           7.05          5.30         4.37          3.88          3.69
         FIRST PAYMENT DATE           8/25/2009    11/25/2008      1/25/2008     9/25/2007   11/25/2007    12/25/2007     1/25/2008
         EXPECTED FINAL MATURITY     12/25/2019    10/25/2017      4/25/2015     8/25/2012   11/25/2010     9/25/2009    11/25/2008
         WINDOW                       60 -  184     51 -  158      41 -  128      37 -  96     39 -  75      40 -  61      41 -  51
------------------------------------------------------------------------------------------------------------------------------------
 B-1     WAL                              10.28          8.74           7.05          5.30         4.34          3.84          3.60
         FIRST PAYMENT DATE           8/25/2009    11/25/2008      1/25/2008     9/25/2007   10/25/2007    11/25/2007    12/25/2007
         EXPECTED FINAL MATURITY     12/25/2019    10/25/2017      4/25/2015     8/25/2012   11/25/2010     9/25/2009    11/25/2008
         WINDOW                       60 -  184     51 -  158      41 -  128      37 -  96     38 -  75      39 -  61      40 -  51
------------------------------------------------------------------------------------------------------------------------------------
 B-2     WAL                              10.28          8.74           7.05          5.30         4.34          3.81          3.54
         FIRST PAYMENT DATE           8/25/2009    11/25/2008      1/25/2008     9/25/2007   10/25/2007    10/25/2007    11/25/2007
         EXPECTED FINAL MATURITY     12/25/2019    10/25/2017      4/25/2015     8/25/2012   11/25/2010     9/25/2009    11/25/2008
         WINDOW                       60 -  184     51 -  158      41 -  128      37 -  96     38 -  75      38 -  61      39 -  51
------------------------------------------------------------------------------------------------------------------------------------
 B-3     WAL                              10.28          8.74           7.05          5.29         4.32          3.78          3.49
         FIRST PAYMENT DATE           8/25/2009    11/25/2008      1/25/2008     9/25/2007    9/25/2007    10/25/2007    10/25/2007
         EXPECTED FINAL MATURITY     12/25/2019    10/25/2017      4/25/2015     8/25/2012   11/25/2010     9/25/2009    11/25/2008
         WINDOW                       60 -  184     51 -  158      41 -  128      37 -  96     37 -  75      38 -  61      38 -  51
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           SENSITIVITY ANALYSIS(CONT)
                           --------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                   TO MATURITY
          ----------------------------------------------------------------------------------------------------------------------
                 % OF PPC                     50           60           75          100          125           150          175
--------------------------------------------------------------------------------------------------------------------------------
  A-1     WAL                               5.73         4.90         3.98         2.98         2.29          1.77         1.29
          FIRST PAYMENT DATE           9/25/2004    9/25/2004    9/25/2004    9/25/2004    9/25/2004     9/25/2004    9/25/2004
          EXPECTED FINAL MATURITY     12/25/2031    3/25/2030   12/25/2026    2/25/2022    8/25/2018     1/25/2016    1/25/2014
          WINDOW                        1 -  328     1 -  307     1 -  268     1 -  210     1 -  168      1 -  137     1 -  113
--------------------------------------------------------------------------------------------------------------------------------
  A-2     WAL                               5.78         4.94         4.01         2.98         2.29          1.76         1.28
          FIRST PAYMENT DATE           9/25/2004    9/25/2004    9/25/2004    9/25/2004    9/25/2004     9/25/2004    9/25/2004
          EXPECTED FINAL MATURITY      1/25/2032    4/25/2030    2/25/2027    3/25/2022    8/25/2018    12/25/2015    1/25/2014
          WINDOW                        1 -  329     1 -  308     1 -  270     1 -  211     1 -  168      1 -  136     1 -  113
--------------------------------------------------------------------------------------------------------------------------------
  M-1     WAL                              11.15         9.55         7.76         5.88         4.99          4.77         5.48
          FIRST PAYMENT DATE           8/25/2009   11/25/2008    1/25/2008   11/25/2007    2/25/2008     6/25/2008   11/25/2008
          EXPECTED FINAL MATURITY      6/25/2029    1/25/2027    7/25/2023    2/25/2019    2/25/2016    12/25/2013    5/25/2012
          WINDOW                       60 -  298    51 -  269    41 -  227    39 -  174    42 -  138     46 -  112     51 -  93
--------------------------------------------------------------------------------------------------------------------------------
  M-2     WAL                              11.07         9.47         7.68         5.79         4.80          4.33         4.22
          FIRST PAYMENT DATE           8/25/2009   11/25/2008    1/25/2008   10/25/2007   11/25/2007     1/25/2008    3/25/2008
          EXPECTED FINAL MATURITY     12/25/2027    5/25/2025   12/25/2021   10/25/2017    1/25/2015     1/25/2013    8/25/2011
          WINDOW                       60 -  280    51 -  249    41 -  208    38 -  158    39 -  125     41 -  101     43 -  84
--------------------------------------------------------------------------------------------------------------------------------
  M-3     WAL                              10.96         9.35         7.58         5.70         4.69          4.14         3.89
          FIRST PAYMENT DATE           8/25/2009   11/25/2008    1/25/2008    9/25/2007   11/25/2007    12/25/2007    1/25/2008
          EXPECTED FINAL MATURITY      8/25/2025   12/25/2022   10/25/2019    2/25/2016    8/25/2013    12/25/2011    9/25/2010
          WINDOW                       60 -  252    51 -  220    41 -  182    37 -  138    39 -  108      40 -  88     41 -  73
--------------------------------------------------------------------------------------------------------------------------------
  B-1     WAL                              10.85         9.25         7.49         5.63         4.61          4.05         3.77
          FIRST PAYMENT DATE           8/25/2009   11/25/2008    1/25/2008    9/25/2007   10/25/2007    11/25/2007   12/25/2007
          EXPECTED FINAL MATURITY      7/25/2024   12/25/2021   11/25/2018    5/25/2015    1/25/2013     6/25/2011    4/25/2010
          WINDOW                       60 -  239    51 -  208    41 -  171    37 -  129    38 -  101      39 -  82     40 -  68
--------------------------------------------------------------------------------------------------------------------------------
  B-2     WAL                              10.70         9.10         7.37         5.53         4.53          3.96         3.66
          FIRST PAYMENT DATE           8/25/2009   11/25/2008    1/25/2008    9/25/2007   10/25/2007    10/25/2007   11/25/2007
          EXPECTED FINAL MATURITY      3/25/2023    9/25/2020   10/25/2017    7/25/2014    5/25/2012    12/25/2010   11/25/2009
          WINDOW                       60 -  223    51 -  193    41 -  158    37 -  119     38 -  93      38 -  76     39 -  63
--------------------------------------------------------------------------------------------------------------------------------
  B-3     WAL                              10.44         8.88         7.17         5.38         4.39          3.84         3.53
          FIRST PAYMENT DATE           8/25/2009   11/25/2008    1/25/2008    9/25/2007    9/25/2007    10/25/2007   10/25/2007
          EXPECTED FINAL MATURITY      9/25/2021    5/25/2019    9/25/2016    8/25/2013    9/25/2011     5/25/2010    5/25/2009
          WINDOW                       60 -  205    51 -  177    41 -  145    37 -  108     37 -  85      38 -  69     38 -  57
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                                     SENSITIVITY ANALYSIS (CONT)
                                                     ---------------------------

-----------------------------------------------------------------   ----------------------------------------------------------------
       TO 10% CALL                                                         TO MATURITY
       ----------------------------------------------------------         ----------------------------------------------------------
              % OF CPR                 20          25         30                 % OF CPR                 20          25         30
-----------------------------------------------------------------   ----------------------------------------------------------------
 A-1   WAL                           3.32        2.61        2.08    A-1  WAL                            3.6        2.84        2.27
       FIRST PAYMENT DATE       9/25/2004   9/25/2004   9/25/2004         FIRST PAYMENT DATE       9/25/2004   9/25/2004   9/25/2004
       EXPECTED FINAL MATURITY  5/25/2014   5/25/2012  12/25/2010         EXPECTED FINAL MATURITY  6/25/2025   8/25/2021   9/25/2018
       WINDOW                    1 -  117     1 -  93     1 -  76         WINDOW                    1 -  250    1 -  204    1 -  169
-----------------------------------------------------------------   ----------------------------------------------------------------
 A-2                                                                 A-2
       WAL                           3.34        2.62        2.09         WAL                           3.63        2.85        2.28
       FIRST PAYMENT DATE       9/25/2004   9/25/2004   9/25/2004         FIRST PAYMENT DATE       9/25/2004   9/25/2004   9/25/2004
       EXPECTED FINAL MATURITY  5/25/2014   5/25/2012  12/25/2010         EXPECTED FINAL MATURITY  8/25/2025  10/25/2021  10/25/2018
       WINDOW                    1 -  117     1 -  93     1 -  76         WINDOW                    1 -  252    1 -  206    1 -  170
-----------------------------------------------------------------   ----------------------------------------------------------------
 M-1                                                                 M-1
       WAL                           6.41        5.19        4.59         WAL                           7.08        5.73        5.04
       FIRST PAYMENT DATE       9/25/2007  11/25/2007   2/25/2008         FIRST PAYMENT DATE       9/25/2007  11/25/2007   2/25/2008
       EXPECTED FINAL MATURITY  5/25/2014   5/25/2012  12/25/2010         EXPECTED FINAL MATURITY  3/25/2022  10/25/2018   4/25/2016
       WINDOW                   37 -  117    39 -  93    42 -  76         WINDOW                   37 -  211   39 -  170   42 -  140
-----------------------------------------------------------------   ----------------------------------------------------------------
 M-2                                                                 M-2
       WAL                           6.41        5.16        4.45         WAL                           7.00        5.63        4.84
       FIRST PAYMENT DATE       9/25/2007  10/25/2007  11/25/2007         FIRST PAYMENT DATE       9/25/2007  10/25/2007  11/25/2007
       EXPECTED FINAL MATURITY  5/25/2014   5/25/2012  12/25/2010         EXPECTED FINAL MATURITY  8/25/2020   6/25/2017   2/25/2015
       WINDOW                   37 -  117    38 -  93    39 -  76         WINDOW                   37 -  192   38 -  154   39 -  126
-----------------------------------------------------------------   ----------------------------------------------------------------
 M-3                                                                 M-3
       WAL                           6.41        5.15        4.40         WAL                           6.90        5.54        4.72
       FIRST PAYMENT DATE       9/25/2007  10/25/2007  11/25/2007         FIRST PAYMENT DATE       9/25/2007  10/25/2007  11/25/2007
       EXPECTED FINAL MATURITY  5/25/2014   5/25/2012  12/25/2010         EXPECTED FINAL MATURITY  8/25/2018  10/25/2015  10/25/2013
       WINDOW                   37 -  117    38 -  93    39 -  76         WINDOW                   37 -  168   38 -  134   39 -  110
-----------------------------------------------------------------   ----------------------------------------------------------------
 B-1                                                                 B-1
       WAL                           6.41        5.14        4.37         WAL                           6.82        5.47        4.64
       FIRST PAYMENT DATE       9/25/2007   9/25/2007  10/25/2007         FIRST PAYMENT DATE       9/25/2007   9/25/2007  10/25/2007
       EXPECTED FINAL MATURITY  5/25/2014   5/25/2012  12/25/2010         EXPECTED FINAL MATURITY  9/25/2017   1/25/2015   2/25/2013
       WINDOW                   37 -  117    37 -  93    38 -  76         WINDOW                   37 -  157   37 -  125   38 -  102
-----------------------------------------------------------------   ----------------------------------------------------------------
 B-2                                                                 B-2
       WAL                           6.41        5.13        4.37         WAL                           6.71        5.37        4.56
       FIRST PAYMENT DATE       9/25/2007   9/25/2007  10/25/2007         FIRST PAYMENT DATE       9/25/2007   9/25/2007  10/25/2007
       EXPECTED FINAL MATURITY  5/25/2014   5/25/2012  12/25/2010         EXPECTED FINAL MATURITY  9/25/2016   3/25/2014   6/25/2012
       WINDOW                   37 -  117    37 -  93    38 -  76         WINDOW                   37 -  145   37 -  115    38 -  94
-----------------------------------------------------------------   ----------------------------------------------------------------
 B-3                                                                 B-3
       WAL                           6.41        5.13        4.35         WAL                           6.52        5.22        4.42
       FIRST PAYMENT DATE       9/25/2007   9/25/2007   9/25/2007         FIRST PAYMENT DATE       9/25/2007   9/25/2007   9/25/2007
       EXPECTED FINAL MATURITY  5/25/2014   5/25/2012  12/25/2010         EXPECTED FINAL MATURITY  8/25/2015   5/25/2013  10/25/2011
       WINDOW                   37 -  117    37 -  93    37 -  76         WINDOW                   37 -  132   37 -  105    37 -  86
-----------------------------------------------------------------    ---------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD       A-1 CAP %      A-2 CAP %     M-1 CAP %       M-2 CAP %      M-3 CAP %      B-1 CAP %      B-2 CAP %     B-3 CAP %
------      -----------    -----------    ---------       ---------      ---------      ---------      ---------     ---------

             ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
    1(3)         5.71(3)        8.44(3)        8.33(3)       8.33(3)        8.33(3)        8.33(3)        8.33(3)       8.33(3)
    2(3)         6.08(3)        8.81(3)        8.69(3)       8.69(3)        8.69(3)        8.69(3)        8.69(3)       8.69(3)
    3(3)         6.26(3)        8.98(3)        8.86(3)       8.86(3)        8.86(3)        8.86(3)        8.86(3)       8.86(3)
    4            6.86           9.59           9.46          9.46           9.46           9.46           9.46          9.46
    5            6.64           9.37           9.23          9.23           9.23           9.23           9.23          9.23
    6            6.64           9.37           9.23          9.23           9.23           9.23           9.23          9.23
    7            7.36          10.10           9.94          9.94           9.94           9.94           9.94          9.94
    8            6.65           9.38           9.23          9.23           9.23           9.23           9.23          9.23
    9            6.88           9.61           9.45          9.45           9.45           9.45           9.45          9.45
    10           6.66           9.39           9.23          9.23           9.23           9.23           9.23          9.23
    11           6.88           9.61           9.45          9.45           9.45           9.45           9.45          9.45
    12           6.66           9.39           9.23          9.23           9.23           9.23           9.23          9.23
    13           6.67           9.40           9.23          9.23           9.23           9.23           9.23          9.23
    14           6.90           9.63           9.45          9.45           9.45           9.45           9.45          9.45
    15           6.68           9.41           9.23          9.23           9.23           9.23           9.23          9.23
    16           6.91           9.64           9.45          9.45           9.45           9.45           9.45          9.45
    17           6.69           9.42           9.23          9.23           9.23           9.23           9.23          9.23
    18           6.70           9.43           9.23          9.23           9.23           9.23           9.23          9.23
    19           7.43          10.16           9.94          9.94           9.94           9.94           9.94          9.94
    20           6.71           9.44           9.23          9.23           9.23           9.23           9.23          9.23
    21           8.00          10.16          10.23         10.23          10.23          10.23          10.23         10.23
    22           8.11           9.70           9.46          9.46           9.46           9.46           9.46          9.46
    23           8.50          10.10           9.83          9.83           9.83           9.83           9.83          9.83
    24           8.35           9.94           9.67          9.67           9.67           9.67           9.67          9.67
    25           8.38          10.02           9.71          9.71           9.71           9.71           9.71          9.71
    26           8.68          10.31           9.99          9.99           9.99           9.99           9.99          9.99
    27           8.89          10.27          10.07         10.07          10.07          10.07          10.07         10.07
    28           9.38          10.49          10.18         10.18          10.18          10.18          10.18         10.18
    29           9.14          10.25           9.93          9.93           9.93           9.93           9.93          9.93
    30           9.20          10.31           9.98          9.98           9.98           9.98           9.98          9.98
    31          10.23          11.35          10.96         10.96          10.96          10.96          10.96         10.96
    32           9.28          10.40          10.03         10.03          10.03          10.03          10.03         10.03
    33          10.22          10.01          10.80         10.80          10.80          10.80          10.80         10.80
    34          10.10          10.12          10.01         10.01          10.01          10.01          10.01         10.01
    35          10.53          10.55          10.40         10.40          10.40          10.40          10.40         10.40
    36          10.27          10.30          10.13         10.13          10.13          10.13          10.13         10.13
    37          20.52          20.57          10.15         10.15          10.15          10.15          10.15         10.15
    38          11.94          11.98          10.15         10.15          10.15          10.15          10.15         10.15
    39          12.05          11.82          10.22         10.22          10.22          10.22          10.22         10.22
    40          12.59          12.59          10.84         10.84          10.84          10.84          10.84         10.84
    41          12.20          12.21          10.55         10.55          10.55          10.55          10.55         10.55

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD       A-1 CAP %      A-2 CAP %     M-1 CAP %       M-2 CAP %      M-3 CAP %      B-1 CAP %      B-2 CAP %     B-3 CAP %
------      -----------    -----------    ---------       ---------      ---------      ---------      ---------     ---------
    42          12.26          12.27          10.60         10.60          10.60          10.60          10.60         10.60
    43          13.12          13.15          11.35         11.35          11.35          11.35          11.35         11.35
    44          12.29          12.31          10.63         10.63          10.63          10.63          10.63         10.63
    45          12.97          12.86          11.20         11.20          11.20          11.20          11.20         11.20
    46          12.63          12.62          10.95         10.95          10.95          10.95          10.95         10.95
    47          13.08          13.08          11.35         11.35          11.35          11.35          11.35         11.35
    48          12.69          12.68          11.00         11.00          11.00          11.00          11.00         11.00
    49          12.69          12.69          11.01         11.01          11.01          11.01          11.01         11.01
    50          13.13          13.13          11.39         11.39          11.39          11.39          11.39         11.39
    51          12.76          12.75          11.07         11.07          11.07          11.07          11.07         11.07
    52          13.19          13.17          11.44         11.44          11.44          11.44          11.44         11.44
    53          12.77          12.76          11.09         11.09          11.09          11.09          11.09         11.09
    54          12.78          12.77          11.09         11.09          11.09          11.09          11.09         11.09
    55          14.15          14.13          12.28         12.28          12.28          12.28          12.28         12.28
    56          12.79          12.78          11.10         11.10          11.10          11.10          11.10         11.10
    57          13.28          13.30          11.54         11.54          11.54          11.54          11.54         11.54
    58          12.86          12.88          11.18         11.18          11.18          11.18          11.18         11.18
    59          13.30          13.32          11.56         11.56          11.56          11.56          11.56         11.56
    60          12.88          12.90          11.19         11.19          11.19          11.19          11.19         11.19
    61          12.88          12.90          11.19         11.19          11.19          11.19          11.19         11.19
    62          13.31          13.34          11.57         11.57          11.57          11.57          11.57         11.57
    63          12.89          12.92          11.21         11.21          11.21          11.21          11.21         11.21
    64          13.32          13.35          11.58         11.58          11.58          11.58          11.58         11.58
    65          12.89          12.92          11.21         11.21          11.21          11.21          11.21         11.21
    66          12.89          12.92          11.21         11.21          11.21          11.21          11.21         11.21
    67          14.27          14.31          12.41         12.41          12.41          12.41          12.41         12.41
    68          12.88          12.92          11.20         11.20          11.20          11.20          11.20         11.20
    69          13.32          13.36          11.58         11.58          11.58          11.58          11.58         11.58
    70          12.89          12.93          11.21         11.21          11.21          11.21          11.21         11.21
    71          13.32          13.37          11.58         11.58          11.58          11.58          11.58         11.58
    72          12.88          12.93          11.21         11.21          11.21          11.21          11.21         11.21
    73          12.58          12.63          11.21         11.21          11.21          11.21          11.21         11.21
    74          12.04          12.09          11.58         11.58          11.58          11.58          11.58         11.58
    75          11.67          11.72          11.21         11.21          11.21          11.21          11.21         11.21
    76          12.07          12.13          11.58         11.58          11.58          11.58          11.58         11.58
    77          11.69          11.75          11.21         11.21          11.21          11.21          11.21         11.21
    78          11.70          11.76          11.21         11.21          11.21          11.21          11.21         11.21
    79          12.98          13.04          12.41         12.41          12.41          12.41          12.41         12.41
    80          11.73          11.79          11.21         11.21          11.21          11.21          11.21         11.21
    81          12.14          12.20          11.58         11.58          11.58          11.58          11.58         11.58
    82          11.76          11.82          11.21         11.21          11.21          11.21          11.21         11.21


(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD       A-1 CAP %      A-2 CAP %     M-1 CAP %       M-2 CAP %      M-3 CAP %      B-1 CAP %      B-2 CAP %     B-3 CAP %
------      -----------    -----------    ---------       ---------      ---------      ---------      ---------     ---------
    83          12.16          12.23          11.58         11.58          11.58          11.58          11.58         11.58
    84          11.78          11.85          11.21         11.21          11.21          11.21          11.21         11.21
    85          11.80          11.86          11.21         11.21          11.21          11.21          11.21         11.21
    86          12.21          12.27          11.58         11.58          11.58          11.58          11.58         11.58
    87          11.83          11.89          11.20         11.20          11.20          11.20          11.20         11.20
    88          12.24          12.30          11.58         11.58          11.58          11.58          11.58         11.58
    89          11.86          11.92          11.20         11.20          11.20          11.20          11.20         11.20
    90          11.88          11.94          11.20         11.20          11.20          11.20          11.20         11.20
    91          12.72          12.78          11.97         11.97          11.97          11.97          11.97         11.97
    92          11.91          11.97          11.20         11.20          11.20          11.20          11.20         11.20
    93          12.33          12.39          11.57         11.57          11.57          11.57          11.57         11.57
    94          11.95          12.01          11.20         11.20          11.20          11.20          11.20         11.20
    95          12.37          12.43          11.57         11.57          11.57          11.57          11.57         11.57
    96          11.99          12.05          11.19         11.19          11.19          11.19          11.19         11.19
    97          12.01          12.07          11.19         11.19          11.19          11.19          11.19         11.19
    98          12.43          12.49          11.57         11.57          11.57          11.57          11.57         11.57
    99          12.05          12.11          11.19         11.19          11.19          11.19          11.19         11.19
   100          12.48          12.54          11.56         11.56          11.56          11.56          11.56         11.56
   101          12.09          12.15          11.19         11.19          11.19          11.19          11.19         11.19
   102          12.12          12.18          11.19         11.19          11.19          11.19          11.19         11.19
   103          13.45          13.51          12.39         12.39          12.39          12.39          12.39         12.39
   104          12.17          12.22          11.19         11.19          11.19          11.19          11.19         11.19
   105          12.60          12.66          11.56         11.56          11.56          11.56          11.56         11.56
   106          12.22          12.27          11.19         11.19          11.19          11.19          11.19         11.19
   107          12.65          12.71          11.56         11.56          11.56          11.56          11.56         11.56
   108          12.27          12.32          11.18         11.18          11.18          11.18          11.18         11.18
   109          12.30          12.35          11.18         11.18          11.18          11.18          11.18         11.18
   110          12.74          12.79          11.55         11.55          11.55          11.55          11.55         11.55
   111          12.35          12.41          11.18         11.18          11.18          11.18          11.18          0.00
   112          12.80          12.85          11.55         11.55          11.55          11.55          11.55          0.00
   113          12.41          12.47          11.18         11.18          11.18          11.18          11.18          0.00
   114          12.44          12.50          11.18         11.18          11.18          11.18          11.18          0.00
   115          13.82          13.87          12.38         12.38          12.38          12.38          12.38          0.00
   116          12.51          12.56          11.18         11.18          11.18          11.18          11.18          0.00
   117          12.96          13.02          11.55         11.55          11.55          11.55          11.55          0.00
   118          12.58          12.63          11.18         11.18          11.18          11.18          11.18          0.00
   119          13.04          13.09          11.55         11.55          11.55          11.55          11.55          0.00
   120          12.65          12.70          11.17         11.17          11.17          11.17          11.17          0.00
   121          12.69          12.74          11.17         11.17          11.17          11.17          11.17          0.00
   122          13.15          13.21          11.55         11.55          11.55          11.55          0.00           0.00
   123          12.77          12.82          11.17         11.17          11.17          11.17          0.00           0.00


(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD       A-1 CAP %      A-2 CAP %     M-1 CAP %       M-2 CAP %      M-3 CAP %      B-1 CAP %      B-2 CAP %     B-3 CAP %
------      -----------    -----------    ---------       ---------      ---------      ---------      ---------     ---------
   124          13.24          13.29          11.54         11.54          11.54          11.54          0.00           0.00
   125          12.85          12.90          11.17         11.17          11.17          11.17          0.00           0.00
   126          12.89          12.94          11.17         11.17          11.17          11.17          0.00           0.00
   127          14.33          14.38          12.37         12.37          12.37          12.37          0.00           0.00
   128          12.98          13.03          11.17         11.17          11.17          11.17          0.00           0.00
   129          13.46          13.51          11.54         11.54          11.54          11.54          0.00           0.00
   130          13.07          13.12          11.17         11.17          11.17          11.17          0.00           0.00
   131          13.56          13.61          11.54         11.54          11.54          11.54          0.00           0.00
   132          13.17          13.22          11.17         11.17          11.17          0.00           0.00           0.00
   133          13.22          13.27          11.17         11.17          11.17          0.00           0.00           0.00
   134          13.72          13.77          11.54         11.54          11.54          0.00           0.00           0.00
   135          13.33          13.38          11.16         11.16          11.16          0.00           0.00           0.00
   136          13.84          13.88          11.54         11.54          11.54          0.00           0.00           0.00
   137          13.44          13.49          11.16         11.16          11.16          0.00           0.00           0.00
   138          13.50          13.55          11.16         11.16          11.16          0.00           0.00           0.00
   139          14.50          14.55          11.93         11.93          11.93          0.00           0.00           0.00
   140          13.62          13.67          11.16         11.16          11.16          0.00           0.00           0.00
   141          14.15          14.19          11.53         11.53          0.00           0.00           0.00           0.00
   142          13.75          13.80          11.16         11.16          0.00           0.00           0.00           0.00
   143          14.28          14.32          11.53         11.53          0.00           0.00           0.00           0.00
   144          13.89          13.93          11.16         11.16          0.00           0.00           0.00           0.00
   145          13.96          14.00          11.16         11.16          0.00           0.00           0.00           0.00
   146          14.50          14.54          11.53         11.53          0.00           0.00           0.00           0.00
   147          14.10          14.14          11.16         11.16          0.00           0.00           0.00           0.00
   148          14.65          14.69          11.53         11.53          0.00           0.00           0.00           0.00
   149          14.26          14.30          11.16         11.16          0.00           0.00           0.00           0.00
   150          14.34          14.38          11.16         11.16          0.00           0.00           0.00           0.00
   151          15.97          16.01          12.35         12.35          0.00           0.00           0.00           0.00
   152          14.50          14.54          11.16         11.16          0.00           0.00           0.00           0.00
   153          15.08          15.12          11.53         11.53          0.00           0.00           0.00           0.00
   154          14.68          14.72          11.16         11.16          0.00           0.00           0.00           0.00
   155          15.26          15.30          11.53         11.53          0.00           0.00           0.00           0.00
   156          14.86          14.90          11.16         11.16          0.00           0.00           0.00           0.00
   157          14.96          14.99          11.16         11.16          0.00           0.00           0.00           0.00
   158          15.56          15.60          11.53         11.53          0.00           0.00           0.00           0.00
   159          15.16          15.19          11.16         11.16          0.00           0.00           0.00           0.00
   160          15.77          15.81          11.53         11.53          0.00           0.00           0.00           0.00
   161          15.37          15.40          11.16         11.16          0.00           0.00           0.00           0.00
   162          15.48          15.51          11.16          0.00          0.00           0.00           0.00           0.00
   163          17.26          17.30          12.35          0.00          0.00           0.00           0.00           0.00
   164          15.70          15.74          11.16          0.00          0.00           0.00           0.00           0.00


(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD       A-1 CAP %      A-2 CAP %     M-1 CAP %       M-2 CAP %      M-3 CAP %      B-1 CAP %      B-2 CAP %     B-3 CAP %
------      -----------    -----------    ---------       ---------      ---------      ---------      ---------     ---------
   165          16.35          16.38          11.53          0.00          0.00           0.00           0.00           0.00
   166          15.94          15.98          11.16          0.00          0.00           0.00           0.00           0.00
   167          16.61          16.64          11.53          0.00          0.00           0.00           0.00           0.00
   168          16.20          16.23          11.16          0.00          0.00           0.00           0.00           0.00
   169          16.33          16.36          11.16          0.00          0.00           0.00           0.00           0.00
   170          17.01          17.04          11.53          0.00          0.00           0.00           0.00           0.00
   171          16.60          16.63          11.16          0.00          0.00           0.00           0.00           0.00
   172          17.31          17.33          11.53          0.00          0.00           0.00           0.00           0.00
   173          16.89          16.92          11.16          0.00          0.00           0.00           0.00           0.00
   174          17.04          17.07          11.16          0.00          0.00           0.00           0.00           0.00
   175          19.05          19.07          12.35          0.00          0.00           0.00           0.00           0.00
   176          17.37          17.40          11.16          0.00          0.00           0.00           0.00           0.00
   177          18.13          18.15          11.54          0.00          0.00           0.00           0.00           0.00
   178          17.83          17.86          0.00           0.00          0.00           0.00           0.00           0.00
   179          18.73          18.76          0.00           0.00          0.00           0.00           0.00           0.00
   180          18.43          18.46          0.00           0.00          0.00           0.00           0.00           0.00
   181          18.76          18.79          0.00           0.00          0.00           0.00           0.00           0.00
   182          19.74          19.77          0.00           0.00          0.00           0.00           0.00           0.00
   183          19.46          19.49          0.00           0.00          0.00           0.00           0.00           0.00
   184          20.51          20.54          0.00           0.00          0.00           0.00           0.00           0.00
   185          20.25          20.28          0.00           0.00          0.00           0.00           0.00           0.00
   186          20.69          20.72          0.00           0.00          0.00           0.00           0.00           0.00
   187          22.63          22.66          0.00           0.00          0.00           0.00           0.00           0.00
   188          21.67          21.71          0.00           0.00          0.00           0.00           0.00           0.00
   189          22.97          23.00          0.00           0.00          0.00           0.00           0.00           0.00
   190          22.82          22.85          0.00           0.00          0.00           0.00           0.00           0.00
   191          24.24          24.27          0.00           0.00          0.00           0.00           0.00           0.00
   192          24.16          24.19          0.00           0.00          0.00           0.00           0.00           0.00
   193          24.92          24.95          0.00           0.00          0.00           0.00           0.00           0.00
   194          26.62          26.65          0.00           0.00          0.00           0.00           0.00           0.00
   195          26.68          26.71          0.00           0.00          0.00           0.00           0.00           0.00
   196          28.62          28.65          0.00           0.00          0.00           0.00           0.00           0.00
   197          28.83          28.86          0.00           0.00          0.00           0.00           0.00           0.00
   198          30.09          30.12          0.00           0.00          0.00           0.00           0.00           0.00
   199          34.89          34.91          0.00           0.00          0.00           0.00           0.00           0.00
   200          33.10          33.13          0.00           0.00          0.00           0.00           0.00           0.00
   201          36.09          36.12          0.00           0.00          0.00           0.00           0.00           0.00
   202          37.03          37.05          0.00           0.00          0.00           0.00           0.00           0.00
   203          40.78          40.80          0.00           0.00          0.00           0.00           0.00           0.00
   204          42.32          42.35          0.00           0.00          0.00           0.00           0.00           0.00
   205          45.73          45.76          0.00           0.00          0.00           0.00           0.00           0.00


(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD       A-1 CAP %      A-2 CAP %     M-1 CAP %       M-2 CAP %      M-3 CAP %      B-1 CAP %      B-2 CAP %     B-3 CAP %
------      -----------    -----------    ---------       ---------      ---------      ---------      ---------     ---------
   206          51.52          51.55          0.00           0.00          0.00           0.00           0.00           0.00
   207          54.96          54.99          0.00           0.00          0.00           0.00           0.00           0.00
   208          63.47          63.49          0.00           0.00          0.00           0.00           0.00           0.00
   209          69.86          69.89          0.00           0.00          0.00           0.00           0.00           0.00
   210          81.36          81.39          0.00           0.00          0.00           0.00           0.00           0.00
   211         108.44         108.46          0.00           0.00          0.00           0.00           0.00           0.00
   212         123.89         123.91          0.00           0.00          0.00           0.00           0.00           0.00
   213         175.98         176.01          0.00           0.00          0.00           0.00           0.00           0.00
   214         277.05         277.07          0.00           0.00          0.00           0.00           0.00           0.00
   215            *              *            0.00           0.00          0.00           0.00           0.00           0.00


* In period 215, the Class A-1 has an approximate balance of $10,822 and is paid approximately $16,388 in interest and the Class A-2 has an approximate balance of $37,069 and is paid approximately $56,135 in interest.















(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%
(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                       INTEREST RATE CAP SCHEDULES

                                                       Class M Certificates Interest                  Class B Certificates Interest
         Class A-2 Interest Rate Cap                              Rate Cap                                       Rate Cap
       ------------------------------------        ------------------------------------        ------------------------------------
       Class A-2 Interest                          Class M Interest                            Class B Interest
       Rate Cap Notional    Strike Ceiling         Rate Cap Notional    Strike  Ceiling        Rate Cap Notional   Strike   Ceiling
       Balance  ($)          (%)    (%)            Balance ($)           (%)     (%)           Balance ($)           (%)     (%)
  1      232,705,000.00     6.40    9.05       1      84,382,000.00      5.60   8.25       1     28,346,000.00      3.80     6.45
  2      228,003,544.17     6.40    9.05       2      84,382,000.00      5.60   8.25       2     28,346,000.00      3.80     6.45
  3      222,961,636.92     6.40    9.05       3      84,382,000.00      5.60   8.25       3     28,346,000.00      3.80     6.45
  4      217,580,261.51     6.40    9.05       4      84,382,000.00      5.60   8.25       4     28,346,000.00      3.80     6.45
  5      211,860,578.77     6.40    9.05       5      84,382,000.00      5.60   8.25       5     28,346,000.00      3.80     6.45
  6      206,180,919.04     6.40    9.05       6      84,382,000.00      5.60   8.25       6     28,346,000.00      3.80     6.45
  7      200,539,950.14     6.40    9.05       7      84,382,000.00      5.60   8.25       7     28,346,000.00      3.80     6.45
  8      194,936,749.46     6.40    9.05       8      84,382,000.00      5.60   8.25       8     28,346,000.00      3.80     6.45
  9      189,370,798.79     6.40    9.05       9      84,382,000.00      5.60   8.25       9     28,346,000.00      3.80     6.45
 10      183,842,051.22     6.40    9.05      10      84,382,000.00      5.60   8.25       10    28,346,000.00      3.80     6.45
 11      178,350,775.13     6.40    9.05      11      84,382,000.00      5.60   8.25       11    28,346,000.00      3.80     6.45
 12      172,898,306.15     6.40    9.05      12      84,382,000.00      5.60   8.25       12    28,346,000.00      3.80     6.45
 13      167,531,362.84     6.40    9.05      13      84,382,000.00      5.60   8.25       13    28,346,000.00      3.80     6.45
 14      162,276,602.04     6.40    9.05      14      84,382,000.00      5.60   8.25       14    28,346,000.00      3.80     6.45
 15      157,138,351.69     6.40    9.05      15      84,382,000.00      5.60   8.25       15    28,346,000.00      3.80     6.45
 16      152,119,807.99     6.40    9.05      16      84,382,000.00      5.60   8.25       16    28,346,000.00      3.80     6.45
 17      147,220,211.59     6.40    9.05      17      84,382,000.00      5.60   8.25       17    28,346,000.00      3.80     6.45
 18      142,436,845.74     6.40    9.05      18      84,382,000.00      5.60   8.25       18    28,346,000.00      3.80     6.45
 19      137,766,974.01     6.40    9.05      19      84,382,000.00      5.60   8.25       19    28,346,000.00      3.80     6.45
 20      133,207,916.89     6.40    9.05      20      84,382,000.00      5.60   8.25       20    28,346,000.00      3.80     6.45
 21      128,757,057.96     6.40    9.05      21      84,382,000.00      5.60   8.25       21    28,346,000.00      3.80     6.45
 22      124,412,193.81     8.05    9.60      22      84,382,000.00      7.20   8.75       22    28,346,000.00      5.40     6.95
 23      120,173,347.31     8.05    9.60      23      84,382,000.00      7.20   8.75       23    28,346,000.00      5.40     6.95
 24      116,035,300.87     8.05    9.60      24      84,382,000.00      7.20   8.75       24    28,346,000.00      5.40     6.95
 25      111,995,668.58     8.05    9.60      25      84,382,000.00      7.20   8.75       25    28,346,000.00      5.40     6.95
 26      108,052,092.64     8.05    9.60      26      84,382,000.00      7.20   8.75       26    28,346,000.00      5.40     6.95
 27      104,202,070.62     8.05    9.60      27      84,382,000.00      7.20   8.75       27    28,346,000.00      5.40     6.95
 28      100,443,395.05     8.95   10.00      28      84,382,000.00      7.95   9.05       28    28,346,000.00      6.15     7.25
 29       96,773,910.38     8.95   10.00      29      84,382,000.00      7.95   9.05       29    28,346,000.00      6.15     7.25
 30       93,191,511.76     8.95   10.00      30      84,382,000.00      7.95   9.05       30    28,346,000.00      6.15     7.25
 31       89,694,143.84     8.95   10.00      31      84,382,000.00      7.95   9.05       31    28,346,000.00      6.15     7.25
 32       86,279,799.60     8.95   10.00      32      84,382,000.00      7.95   9.05       32    28,346,000.00      6.15     7.25
                                              33      84,382,000.00      7.95   9.05       33    28,346,000.00      6.15     7.25
                                              34      84,382,000.00      8.80   9.15       34    28,346,000.00      7.00     7.35
                                              35      84,382,000.00      8.80   9.15       35    28,346,000.00      7.00     7.35
                                              36      84,382,000.00      8.80   9.15       36    28,346,000.00      7.00     7.35
                                              37      84,382,000.00      8.80   9.15       37    28,346,000.00      7.00     7.35

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                                              % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                            AGGREGATE    AGGREGATE    WEIGHTED    WEIGHTED     WEIGHTED
                                                  NUMBER      CUT-OFF      CUT-OFF     AVERAGE     AVERAGE      AVERAGE
                                                      OF         DATE         DATE       GROSS   REMAINING     ORIGINAL     WEIGHTED
                                                MORTGAGE    PRINCIPAL    PRINCIPAL    INTEREST        TERM     COMBINED      AVERAGE
PRODUCT TYPES                                      LOANS  BALANCE ($)      BALANCE    RATE (%)    (MONTHS)      LTV (%)   FICO SCORE
-------------                                      -----  -----------      -------    --------    --------      -------   ----------
Fixed - 10 Year                                        1       98,111         0.02       5.500         117        50.00          713
Fixed - 15 Year                                       68    7,112,445         1.34       7.450         177        70.62          646
Fixed - 20 Year                                       38    3,387,931         0.64       8.111         237        76.20          633
Fixed - 25 Year                                        6      695,643         0.13       9.111         297        81.00          559
Fixed - 30 Year                                      514   96,260,572        18.11       6.779         356        76.75          651
Fixed Balloon - 15/30                                 94    4,637,742         0.87      10.287         176        95.10          647
ARM - 6 Month                                          1      236,025         0.04       7.750         356        90.00          601
ARM - 2 Year/6 Month                               1,906  320,463,999        60.31       7.598         356        81.85          606
ARM - 3 Year/6 Month                                 190   34,228,881         6.44       7.072         356        81.15          617
ARM - 5 Year/6 Month                                  24    5,058,187         0.95       6.420         356        84.41          654
Interest Only 10 YR - Fixed - 30 Year                  1      272,000         0.05       7.000         357        75.56          634
Interest Only 2 YR - ARM - 2 Year/6 Month LIBOR       88   22,389,279         4.21       6.623         357        82.23          665
Interest Only 3 YR - ARM - 3 Year/6 Month LIBOR       23    5,578,839         1.05       6.559         357        80.51          664
Interest Only 5 YR - Fixed - 30 Year                  25    7,093,447         1.33       6.890         357        79.24          681
Interest Only 5 YR - ARM - 2 Year/6 Month LIBOR       80   18,789,276         3.54       6.768         356        84.10          657
Interest Only 5 YR - ARM - 3 Year/6 Month LIBOR       15    3,187,670         0.60       6.512         356        86.49          655
Interest Only 5 YR - ARM - 5 Year/6 Month LIBOR        6    1,914,400         0.36       6.277         357        79.07          682
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                             3,080  531,404,446       100.00       7.328         352        80.90          623
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004



                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL    WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED     AVERAGE
ORIGINATOR                                  LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)  FICO SCORE
----------                                  -----   -----------      -------      --------     --------       -------  ----------
Encore                                        696   143,282,462        26.96         6.826          352        78.69          618
Impac                                         427    90,352,180        17.00         7.020          354        79.40          631
Home Owners                                   724    90,214,489        16.98         8.773          351        81.66          596
BNC                                           297    59,826,522        11.26         7.013          355        83.57          625
Chapel                                        223    40,976,646         7.71         7.310          349        80.90          647
Lenders Direct                                237    34,264,291         6.45         7.299          344        83.29          637
First Banc                                    179    26,910,744         5.06         7.256          347        83.04          629
Peoples Choice                                 99    17,524,812         3.30         7.225          356        83.35          640
Master Financial                               67    11,635,760         2.19         7.006          356        82.28          656
CIT                                            83     9,544,968         1.80         6.780          354        82.32          646
Ownit                                          29     3,805,555         0.72         8.118          351        84.46          585
Aames                                          10     1,631,554         0.31         7.342          338        84.37          623
Accredited                                      6       912,657         0.17         7.039          349        71.31          612
Aegis                                           3       521,804         0.10         7.568          349        77.84          632
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,080   531,404,446       100.00         7.328          352        80.90          623
----------------------------------------------------------------------------------------------------------------------------------

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL    WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED     AVERAGE
LIEN POSITION                               LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)  FICO SCORE
-------------                               -----   -----------      -------      --------     --------       -------  ----------
1st Lien                                    2,953    525,637,819      98.91         7.292          353          80.71       623
2nd Lien                                      127      5,766,627       1.09        10.628          229          97.54       663
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,080    531,404,446     100.00         7.328          352          80.90       623
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL    WEIGHTED
RANGE OF GROSS                           MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED     AVERAGE
INTEREST RATES (%)                          LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)  FICO SCORE
------------------                          -----   -----------      -------      --------     --------       -------  ----------
3.000 - 3.999                                 2        415,654         0.08         3.890          357         56.35         704
4.000 - 4.999                                28      6,857,524         1.29         4.961          354         71.85         681
5.000 - 5.999                               323     76,506,998        14.40         5.740          352         75.55         662
6.000 - 6.999                               754    165,302,948        31.11         6.564          354         80.61         643
7.000 - 7.999                               779    142,300,108        26.78         7.505          354         82.54         614
8.000 - 8.999                               568     83,361,292        15.69         8.516          351         83.57         594
9.000 - 9.999                               359     39,581,659         7.45         9.478          350         82.47         569
10.000 - 10.999                             201     13,899,303         2.62        10.404          324         80.09         570
11.000 - 11.999                              56      2,745,628         0.52        11.409          280         85.79         593
12.000 - 12.999                               7        347,127         0.07        12.513          210         99.09         634
13.000 - 13.999                               3         86,206         0.02        13.351          177         95.59         610
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,080    531,404,446       100.00         7.328          352         80.90         623
-----------------------------------------------------------------------------------------------------------------------------------


Minimum: 3.890%
Maximum: 13.500%
Weighted Average: 7.328%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004



                                                                      % OF
                                                                  MORTGAGE
                                                                   POOL BY
                                                 AGGREGATE       AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                   CUT-OFF         CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                   NUMBER OF          DATE            DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
RANGE OF CUT-OFF DATE               MORTGAGE     PRINCIPAL       PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PRINCIPAL BALANCES ($)                 LOANS   BALANCE ($)         BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
----------------------                 -----   -----------         -------      --------      --------       -------    ----------
0.01 - 25,000.00                          23       458,299          0.09         11.094           189         91.27           641
25,000.01 - 50,000.00                    194     7,934,989          1.49          9.902           298         82.87           612
50,000.01 - 75,000.00                    341    21,160,155          3.98          8.871           336         80.17           605
75,000.01 - 100,000.00                   373    32,835,234          6.18          8.099           348         79.29           608
100,000.01 - 125,000.00                  343    38,684,198          7.28          7.752           348         80.82           613
125,000.01 - 150,000.00                  297    40,813,048          7.68          7.692           352         80.04           608
150,000.01 - 175,000.00                  251    40,740,671          7.67          7.400           353         81.36           616
175,000.01 - 200,000.00                  263    49,341,703          9.29          7.304           353         81.92           622
200,000.01 - 225,000.00                  198    42,070,765          7.92          7.207           354         79.61           614
225,000.01 - 250,000.00                  160    38,114,968          7.17          7.224           353         80.64           623
250,000.01 - 275,000.00                  133    34,987,680          6.58          6.929           354         80.18           623
275,000.01 - 300,000.00                  108    31,065,605          5.85          6.990           351         80.86           623
300,000.01 - 325,000.00                   93    29,141,309          5.48          6.988           355         81.22           630
325,000.01 - 350,000.00                   81    27,346,654          5.15          6.844           357         83.61           638
350,000.01 - 375,000.00                   41    14,875,444          2.80          6.800           356         80.83           629
375,000.01 - 400,000.00                   50    19,401,282          3.65          6.994           357         82.91           640
400,000.01 - 425,000.00                   34    14,006,181          2.64          6.518           357         84.55           655
425,000.01 - 450,000.00                   34    14,925,265          2.81          6.806           356         82.42           642
450,000.01 - 475,000.00                   12     5,579,352          1.05          6.374           357         78.40           641
475,000.01 - 500,000.00                   22    10,814,767          2.04          6.593           356         82.15           660
500,000.01 - 525,000.00                    8     4,152,057          0.78          7.423           356         79.59           651
525,000.01 - 550,000.00                    3     1,642,192          0.31          6.942           355         70.48           657
550,000.01 - 575,000.00                    6     3,373,364          0.63          6.820           356         78.97           635
575,000.01 - 600,000.00                    1       597,588          0.11          5.990           356         80.00           714
600,000.01 or greater                     11     7,341,676          1.38          6.407           357         72.77           634
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 3,080   531,404,446        100.00          7.328           352         80.90           623
----------------------------------------------------------------------------------------------------------------------------------


Minimum: $9,989
Maximum: $765,704
Average: $172,534

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
ORIGINAL TERM                 MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
(MONTHS)                         LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
--------                         -----    -----------         -------       --------  -------------            ---          -----
120                                  1         98,111           0.02           5.500            117          50.00            713
180                                162     11,750,186           2.21           8.570            177          80.28            647
240                                 38      3,387,931           0.64           8.111            237          76.20            633
300                                  6        695,643           0.13           9.111            297          81.00            559
360                              2,873    515,472,576          97.00           7.293            356          80.95            623
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,080    531,404,446         100.00           7.328            352          80.90            623
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 355

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF REMAINING            MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
TERMS (MONTHS)                   LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
--------------                   -----    -----------         -------       --------  -------------            ---          -----
109 - 120                            1         98,111            0.02          5.500            117          50.00            713
169 - 180                          162     11,750,186            2.21          8.570            177          80.28            647
229 - 240                           38      3,387,931            0.64          8.111            237          76.20            633
289 - 300                            6        695,643            0.13          9.111            297          81.00            559
337 - 348                            5        641,379            0.12          6.945            347          73.97            638
349 - 360                        2,868    514,831,197           96.88          7.293            356          80.95            623
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,080    531,404,446          100.00          7.328            352          80.90            623
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 117
Maximum: 359
Weighted Average: 352

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
RANGE OR ORIGINAL            NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
COMBINED LTV RATIOS           MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
(%)                              LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
-------------------              -----    -----------         -------       --------  -------------            ---          -----
30.00 or less                         14      1,153,835           0.22          6.817           325          25.09            670
30.01 - 40.00                         17      1,898,496           0.36          6.954           348          36.71            618
40.01 - 50.00                         72     11,078,061           2.08          6.875           332          45.48            625
50.01 - 60.00                        124     19,468,515           3.66          7.014           347          56.38            610
60.01 - 70.00                        314     55,218,044          10.39          7.298           352          66.41            598
70.01 - 80.00                      1,101    200,727,552          37.77          7.119           354          78.22            623
80.01 - 90.00                        915    161,978,176          30.48          7.455           353          87.82            618
90.01 - 100.00                       523     79,881,768          15.03          7.776           346          96.33            652
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,080    531,404,446         100.00          7.328           352          80.90            623
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 11.11%
Maximum: 100.00%
Weighted Average: 80.90%

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF GROSS MARGINS          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
-------------------                -----    -----------        -------       --------      --------            ---          -----
Fixed Rate Loans                     747    119,557,890          22.50          7.012           335          77.23            651
5.000 or less                        193     39,499,222           7.43          6.836           356          82.29            631
5.001 - 5.500                        302     60,290,341          11.35          6.749           356          82.32            628
5.501 - 6.000                        433     92,661,186          17.44          6.728           357          82.11            632
6.001 - 6.500                        333     61,881,009          11.64          7.254           356          82.26            618
6.501 - 7.000                        376     69,299,983          13.04          7.615           357          80.52            607
7.001 - 7.500                        165     29,149,234           5.49          8.028           357          82.15            608
7.501 - 8.000                        116     14,944,262           2.81          8.524           357          82.96            594
8.001 - 8.500                        138     18,338,244           3.45          9.002           357          83.29            582
8.501 - 9.000                        112     12,406,776           2.33          9.484           357          82.70            561
9.001 or greater                     165     13,376,300           2.52         10.081           357          80.33            553
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,080    531,404,446         100.00          7.328           352          80.90            623
----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 2.250%
Non-Fixed Rate Maximum: 10.750%
Non-Fixed Rate Weighted Average: 6.384%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                                      % OF
                                                                  MORTGAGE
                                                                   POOL BY
                                                   AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
RANGE OF MINIMUM MORTGAGE RATES       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
(%)                                      LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------------       --------     ---------     ---------      --------          ----      --------       -------
Fixed Rate Loans                           747   119,557,890         22.50         7.012           335         77.23           651
5.000 or less                               18     4,960,844          0.93         4.948           357         75.31           664
5.001 - 5.500                               47    11,388,455          2.14         5.451           357         76.28           662
5.501 - 6.000                              172    41,690,293          7.85         5.899           357         79.14           656
6.001 - 6.500                              235    53,237,103         10.02         6.367           356         81.51           649
6.501 - 7.000                              340    70,530,378         13.27         6.815           356         82.38           632
7.001 - 7.500                              303    56,703,680         10.67         7.329           356         84.20           614
7.501 - 8.000                              327    58,618,690         11.03         7.808           356         82.76           599
8.001 - 8.500                              237    35,297,137          6.64         8.289           356         83.06           587
8.501 - 9.000                              240    36,310,924          6.83         8.783           357         83.96           587
9.001 - 9.500                              155    18,921,148          3.56         9.280           357         82.66           569
9.501 - 10.000                             127    13,690,675          2.58         9.762           357         80.19           546
10.001 -10.500                              88     7,234,467          1.36        10.269           357         76.82           544
10.501 - 11.000                             31     2,181,813          0.41        10.700           356         74.90           558
11.001 - 11.500                             12       822,113          0.15        11.184           357         70.33           527
11.501 - 12.000                              1       258,835          0.05        11.540           358         70.00           546
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080   531,404,446        100.00         7.328           352         80.90           623
-----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 3.890%
Non-Fixed Rate Maximum: 11.540%
Non-Fixed Rate Weighted Average: 7.407%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                                      % OF
                                                                  MORTGAGE
                                                                   POOL BY
                                                   AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
RANGE OF MINIMUM LOAN RATES           MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
(%)                                      LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------              -----   -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           747    119,557,890         22.50         7.012           335         77.23           651
13.000 or less                             470    105,046,911         19.77         6.170           357         79.44           649
13.001 - 13.500                            271     56,241,439         10.58         6.753           356         82.11           633
13.501 - 14.000                            380     74,426,798         14.01         7.208           356         83.18           621
14.001 - 14.500                            319     54,695,119         10.29         7.707           356         83.96           607
14.501 - 15.000                            310     53,188,022         10.01         8.219           356         83.58           597
15.001 - 15.500                            214     28,597,101          5.38         8.810           357         83.86           571
15.501 - 16.000                            197     23,694,034          4.46         9.277           357         82.11           556
16.001 - 16.500                            106      9,858,655          1.86         9.877           357         78.85           548
16.501 - 17.000                             40      3,541,293          0.67        10.220           356         75.84           541
17.001 - 17.500                             16      1,441,284          0.27        10.646           357         70.10           524
17.501 - 18.000                              4        596,624          0.11        10.622           354         62.99           557
18.001 - 18.500                              5        260,442          0.05        11.235           354         66.89           537
18.501 - 19.000                              1        258,835          0.05        11.540           358         70.00           546
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080    531,404,446        100.00         7.328           352         80.90           623
------------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 10.000%
Non-Fixed Rate Maximum: 18.540%
Non-Fixed Rate Weighted Average: 13.919%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
INITIAL PERIODIC CAP (%)                 LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------                 -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           747    119,557,890         22.50         7.012           335         77.23           651
1.000                                       22      3,502,611          0.66         8.042           354         84.19           628
1.500                                      307     61,106,002         11.50         7.206           355         79.96           605
2.000                                      691    127,621,100         24.02         7.395           357         82.86           615
3.000                                    1,302    216,441,598         40.73         7.501           357         81.87           617
3.500                                        1        238,402          0.04         7.750           356         95.00           614
5.000                                        9      2,524,845          0.48         6.305           356         87.97           681
6.000                                        1        412,000          0.08         6.000           357         80.00           657
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080    531,404,446        100.00         7.328           352         80.90           623
------------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 6.000%
Non-Fixed Rate Weighted Average: 2.466%

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
SUBSEQUENT PERIODIC CAP (%)              LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------------------               -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           747   119,557,890         22.50         7.012           335         77.23           651
1.000                                    1,782   295,835,216         55.67         7.579           356         82.54           616
1.500                                      473    98,572,523         18.55         7.021           356         80.38           613
2.000                                       76    17,048,168          3.21         6.967           358         81.15           610
3.000                                        2       390,649          0.07         7.588           353         76.22           570
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080   531,404,446        100.00         7.328           352         80.90           623
-----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 3.000%
Non-Fixed Rate Weighted Average: 1.163%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
NEXT RATE ADJUSTMENT DATES               LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------------------               -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           747    119,557,890         22.50         7.012           335         77.23           651
Oct-04                                       1        236,025          0.04         7.750           356         90.00           601
Sep-05                                       4        574,717          0.11         7.540           349         71.45           644
Oct-05                                       7      1,185,052          0.22         6.949           350         80.08           646
Nov-05                                      56      9,569,171          1.80         7.553           351         82.95           600
Dec-05                                      39      6,373,456          1.20         7.718           352         79.57           611
Jan-06                                     164     23,112,860          4.35         7.463           353         84.06           620
Feb-06                                     120     19,442,789          3.66         7.625           354         83.43           616
Mar-06                                     170     30,811,421          5.80         7.613           355         85.08           618
Apr-06                                     367     62,809,521         11.82         7.748           356         82.62           599
May-06                                     596    103,336,951         19.45         7.485           357         80.94           620
Jun-06                                     547    103,500,829         19.48         7.284           358         81.18           611
Jul-06                                       5      1,068,202          0.20         7.266           359         79.91           623
Aug-06                                       1        174,334          0.03         7.500           348         80.00           600
Sep-06                                       2        528,425          0.10         6.994           349         89.45           627
Oct-06                                       2        480,385          0.09         6.562           350         58.02           633
Nov-06                                       4        456,932          0.09         8.163           351         86.55           565
Dec-06                                       3        553,484          0.10         6.648           352         82.43           599
Jan-07                                      23      4,534,629          0.85         6.938           353         78.36           629
Feb-07                                      21      3,295,531          0.62         7.445           354         79.99           613
Mar-07                                      19      3,868,991          0.73         6.919           355         80.25           620
Apr-07                                      27      4,951,338          0.93         6.952           356         80.78           625
May-07                                      78     14,549,794          2.74         6.999           357         84.49           625
Jun-07                                      47      9,459,132          1.78         6.757           358         80.09           636
Oct-08                                       1         79,313          0.01         8.625           350         95.00           628
Nov-08                                       3        556,394          0.10         6.442           352         83.27           652
Jan-09                                       5        911,153          0.17         6.714           354         89.03           661
Feb-09                                       1        274,216          0.05         7.350           354         95.00           630
Mar-09                                       1        228,841          0.04         5.990           355         83.64           672
Apr-09                                       1        294,200          0.06         7.750           356         79.99           695
May-09                                      11      3,099,179          0.58         6.282           357         82.08           667
Jun-09                                       7      1,529,291          0.29         5.865           358         78.62           654
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080    531,404,446        100.00         7.328           352         80.90           623
------------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Weighted Average: June 2006

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION OF            MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
MORTGAGED PROPERTIES                     LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------------                     -----    -----------       -------      --------      --------       -------    ----------
California                               1,022    240,520,124         45.26         6.839           352         78.77           629
Florida                                    429     56,624,795         10.66         7.637           349         83.74           623
New York                                   169     39,638,393          7.46         7.339           353         80.20           645
Illinois                                   134     23,664,705          4.45         7.238           352         81.88           619
Maryland                                    89     16,379,249          3.08         7.993           355         78.99           587
Nevada                                      66     12,165,012          2.29         7.540           355         81.42           618
Michigan                                    89      9,916,651          1.87         7.887           354         84.85           608
Arizona                                     72      9,765,907          1.84         7.621           350         86.52           617
Virginia                                    54      8,985,853          1.69         8.109           354         83.87           602
Massachusetts                               34      7,656,592          1.44         7.669           357         76.73           598
Minnesota                                   41      7,036,719          1.32         7.404           355         82.59           604
Washington                                  44      6,998,993          1.32         7.180           355         85.49           647
Colorado                                    41      6,690,007          1.26         7.332           350         85.38           634
Georgia                                     58      6,277,664          1.18         8.671           353         84.86           601
Texas                                       53      5,822,066          1.10         7.733           347         84.08           640
Other                                      685     73,261,717         13.79         8.151           349         83.27           609
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080    531,404,446        100.00         7.328           352         80.90           623
------------------------------------------------------------------------------------------------------------------------------------


Number of States/District of Columbia Represented: 50


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
OCCUPANCY TYPE                           LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------                           -----    -----------       -------      --------      --------       -------    ----------
Primary                                  2,851    496,545,991         93.44         7.331           352         81.00           620
Non-Owner Occupied                         211     31,871,533          6.00         7.304           350         78.71           665
Second Home                                 18      2,986,923          0.56         7.205           353         87.09           677
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080    531,404,446        100.00         7.328           352         80.90           623
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004



                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                      NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PROPERTY TYPE                             LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------                             -----   -----------       -------      --------      --------       -------    ----------
Single Family Residence                   2,500   413,465,979         77.81         7.390           351         80.95           618
2-4 Family                                  207    49,218,964          9.26         7.086           351         77.73           651
Planned Unit Development                    191    40,190,076          7.56         7.129           354         83.23           631
Condominium                                 177    28,082,794          5.28         7.135           353         82.32           639
Manufactured Housing                          5       446,633          0.08         6.811           351         75.78           647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,080   531,404,446        100.00         7.328           352         80.90           623
------------------------------------------------------------------------------------------------------------------------------------


                                                                       % OF
                                                                   MORTGAGE
                                                   AGGREGATE        POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF      AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE   CUT-OFF DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
LOAN PURPOSE                             LOANS   BALANCE ($)        BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------                             -----   -----------        -------      --------      --------       -------    ----------
Refinance - Cashout                      2,034   346,815,911          65.26         7.407           352         79.21           610
Purchase                                   800   138,900,563          26.14         7.204           352         84.98           659
Refinance - Rate/Term                      246    45,687,973           8.60         7.113           351         81.25           617
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080   531,404,446         100.00         7.328           352         80.90           623
------------------------------------------------------------------------------------------------------------------------------------


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
DOCUMENTATION LEVEL                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------                      -----    -----------       -------      --------      --------       -------    ----------
Full Documentation                       1,789    284,088,869         53.46         7.344           352         81.35           612
Stated Documentation                     1,168    219,788,429         41.36         7.345           350         80.21           638
Limited/Alternate Documentation            104     22,970,615          4.32         7.043           354         81.83           619
No Ratio                                    19      4,556,533          0.86         6.997           357         81.24           655
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080    531,404,446        100.00         7.328           352         80.90           623
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          TOTAL POOL COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PREPAYMENT PENALTY TERM                  LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------                  -----    -----------       -------      --------      --------       -------    ----------
No Prepayment Penalty                      475     84,544,827         15.91         7.416           352         82.16           634
6 Months                                     5        621,081          0.12         7.455           354         87.57           635
12 Months                                   97     23,542,865          4.43         7.057           350         79.61           630
24 Months                                1,770    299,095,115         56.28         7.528           355         81.82           613
36 Months                                  708    120,989,682         22.77         6.814           344         78.08           639
60 Months                                   25      2,610,877          0.49         7.844           315         75.23           627
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080    531,404,446        100.00         7.328           352         80.90           623
------------------------------------------------------------------------------------------------------------------------------------

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RANGE OF CREDIT SCORES                   LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
----------------------                   -----    -----------       -------      --------      --------       -------    ----------
500 - 525                                  219     32,955,807          6.20         8.759           355         74.81           513
526 - 550                                  299     45,807,878          8.62         8.278           355         75.77           539
551 - 575                                  323     48,871,805          9.20         7.853           354         78.51           563
576 - 600                                  389     63,650,053         11.98         7.611           350         80.70           589
601 - 625                                  437     75,846,994         14.27         7.253           352         81.73           613
626 - 650                                  507     90,984,695         17.12         7.081           351         83.18           637
651 - 675                                  390     68,746,898         12.94         6.909           351         83.87           663
676 - 700                                  245     47,697,725          8.98         6.641           351         82.82           688
701 - 725                                  123     25,060,032          4.72         6.597           344         81.40           711
726 - 750                                   78     17,046,573          3.21         6.689           347         83.16           738
751 - 775                                   48     10,840,468          2.04         6.263           353         79.15           761
776 - 800                                   19      3,494,905          0.66         6.405           353         72.74           788
Above 800                                    3        400,613          0.08         6.111           357         64.02           806
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,080    531,404,446        100.00         7.328           352         80.90           623
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 807
Weighted Average: 623

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                                             % OF
                                                                         MORTGAGE
                                                                          POOL BY
                                                             AGGREGATE  AGGREGATE   WEIGHTED     WEIGHTED    WEIGHTED
                                                               CUT-OFF    CUT-OFF    AVERAGE      AVERAGE     AVERAGE
                                                NUMBER OF         DATE       DATE      GROSS    REMAINING    ORIGINAL      WEIGHTED
                                                 MORTGAGE    PRINCIPAL  PRINCIPAL   INTEREST         TERM    COMBINED       AVERAGE
PRODUCT TYPES                                       LOANS  BALANCE ($)    BALANCE   RATE (%)     (MONTHS)     LTV (%)    FICO SCORE
-------------                                       -----  -----------    -------   --------     --------     -------    ----------
Fixed - 10 Year                                         1       98,111       0.03      5.500          117       50.00           713
Fixed - 15 Year                                        47    5,375,596       1.78      7.230          176       68.98           654
Fixed - 20 Year                                        27    2,593,140       0.86      7.685          236       74.51           635
Fixed - 25 Year                                         4      589,568       0.20      8.692          297       79.38           556
Fixed - 30 Year                                       313   54,388,939      18.05      6.636          357       73.46           652
Fixed Balloon - 15/30                                  56    2,237,006       0.74     10.526          177       93.84           650
ARM - 6 Month                                           1      236,025       0.08      7.750          356       90.00           601
ARM - 2 Year/6 Month                                1,216  186,275,776      61.84      7.576          356       81.80           605
ARM - 3 Year/6 Month                                  135   22,050,297       7.32      7.117          356       80.73           607
Interest Only 10 YR - Fixed - 30 Year                   1      272,000       0.09      7.000          357       75.56           634
Interest Only 2 YR - ARM - 2 Year/6 Month LIBOR        52   10,803,604       3.59      6.609          357       81.99           660
Interest Only 3 YR - ARM - 3 Year/6 Month LIBOR        14    3,052,040       1.01      6.594          357       80.95           672
Interest Only 5 YR - Fixed - 30 Year                    9    2,392,897       0.79      6.841          357       80.32           676
Interest Only 5 YR - ARM - 2 Year/6 Month LIBOR        44    8,902,983       2.96      6.795          356       83.86           657
Interest Only 5 YR - ARM - 3 Year/6 Month LIBOR        10    1,972,750       0.65      6.612          356       90.87           672
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              1,930  301,240,732     100.00      7.311          351       80.11           620
------------------------------------------------------------------------------------------------------------------------------------


                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
ORIGINATOR                                  LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------                                  -----   -----------      -------      --------     --------       -------   ----------
Encore                                        470    87,869,780        29.17         6.802          350        77.22           619
Home Owners                                   432    50,351,943        16.71         8.781          350        81.36           601
Impac                                         259    47,932,447        15.91         6.955          352        77.78           623
BNC                                           205    36,101,273        11.98         7.061          355        83.39           618
Chapel                                        139    21,738,285         7.22         7.330          350        80.38           641
Lenders Direct                                146    18,913,766         6.28         7.289          345        83.45           631
First Banc                                    115    15,479,125         5.14         7.329          347        83.50           626
Peoples Choice                                 43     6,947,107         2.31         7.286          356        83.67           625
Master Financial                               38     6,354,218         2.11         6.909          355        83.05           656
CIT                                            56     5,782,286         1.92         6.771          354        82.26           639
Ownit                                          18     2,328,615         0.77         8.164          354        84.71           588
Accredited                                      3       660,604         0.22         7.054          349        71.23           608
Aames                                           5       536,430         0.18         7.599          312        85.04           648
Aegis                                           1       244,855         0.08         8.600          359        72.06           607
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,930   301,240,732       100.00         7.311          351        80.11           620
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
                              MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
LIEN POSITION                    LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
-------------                    -----    -----------         -------       --------  -------------            ---          -----
1st Lien                      1,858    298,643,496           99.14           7.280             352           79.95            620
2nd Lien                         72      2,597,236            0.86          10.815             217           97.46            660
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,930    301,240,732          100.00           7.311             351           80.11            620
----------------------------------------------------------------------------------------------------------------------------------

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF GROSS                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
INTEREST RATES (%)               LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
------------------               -----    -----------         -------       --------  -------------            ---          -----
3.000 - 3.999                     1        258,352            0.09           3.890             357           61.06            710
4.000 - 4.999                    18      3,821,666            1.27           4.956             351           66.73            675
5.000 - 5.999                   221     43,774,016           14.53           5.759             349           72.30            660
6.000 - 6.999                   514     96,402,829           32.00           6.577             352           80.36            638
7.000 - 7.999                   498     81,911,583           27.19           7.514             354           82.55            607
8.000 - 8.999                   318     43,800,101           14.54           8.523             350           83.30            593
9.000 - 9.999                   206     21,647,009            7.19           9.470             353           81.52            575
10.000 - 10.999                 114      7,822,849            2.60          10.417             324           79.44            575
11.000 - 11.999                  32      1,538,671            0.51          11.436             284           81.84            581
12.000 - 12.999                   5        177,449            0.06          12.628             190          100.00            632
13.000 - 13.999                   3         86,206            0.03          13.351             177           95.59            610
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,930    301,240,732          100.00           7.311             351           80.11            620
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 3.890%
Maximum: 13.500%
Weighted Average: 7.311%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF CUT-OFF DATE         MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
PRINCIPAL BALANCES ($)           LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
----------------------           -----    -----------         -------       --------  -------------            ---          -----
0.01 - 25,000.00                    16       326,897          0.11         10.943           190            87.99              643
25,000.01 - 50,000.00              131     5,328,209          1.77          9.872           296            83.65              621
50,000.01 - 75,000.00              190    11,815,902          3.92          8.705           338            77.58              606
75,000.01 - 100,000.00             241    21,255,786          7.06          7.879           350            77.92              612
100,000.01 - 125,000.00            230    25,963,782          8.62          7.618           348            80.49              616
125,000.01 - 150,000.00            210    28,780,376          9.55          7.555           351            79.54              609
150,000.01 - 175,000.00            175    28,390,886          9.42          7.262           352            81.16              622
175,000.01 - 200,000.00            188    35,242,016         11.70          7.244           356            81.24              621
200,000.01 - 225,000.00            143    30,442,915         10.11          6.962           354            78.27              619
225,000.01 - 250,000.00            117    27,887,493          9.26          7.113           354            80.04              620
250,000.01 - 275,000.00             90    23,621,579          7.84          6.851           352            79.48              620
275,000.01 - 300,000.00             87    25,022,587          8.31          6.995           350            80.49              623
300,000.01 - 325,000.00             67    21,016,753          6.98          6.757           354            81.20              636
325,000.01 - 350,000.00             24     7,964,181          2.64          6.655           357            82.69              643
350,000.01 - 375,000.00              8     2,889,533          0.96          6.685           356            81.75              631
375,000.01 - 400,000.00              7     2,712,237          0.90          7.272           357            76.02              644
400,000.01 - 425,000.00              4     1,663,707          0.55          7.498           358            88.75              660
425,000.01 - 450,000.00              1       439,035          0.15          6.250           355            85.00              685
475,000.01 - 500,000.00              1       476,858          0.16          5.625           357            80.00              637
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,930   301,240,732        100.00          7.311           351            80.11              620
----------------------------------------------------------------------------------------------------------------------------------

Minimum:$12,963
Maximum: $476,858
Average: $156,083

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
ORIGINAL TERM                 MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
(MONTHS)                         LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
--------                         -----    -----------         -------       --------  -------------            ---          -----
120                                  1         98,111           0.03           5.500            117          50.00            713
180                                103      7,612,602           2.53           8.198            176          76.29            653
240                                 27      2,593,140           0.86           7.685            236          74.51            635
300                                  4        589,568           0.20           8.692            297          79.38            556
360                              1,795    290,347,311          96.38           7.282            356          80.27            619
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,930    301,240,732         100.00           7.311            351          80.11            620
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 354


                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF REMAINING            MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
TERMS (MONTHS)                   LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
--------------                   -----    -----------         -------       --------  -------------            ---          -----
109 - 120                            1         98,111            0.03          5.500            117          50.00            713
169 - 180                          103      7,612,602            2.53          8.198            176          76.29            653
229 - 240                           27      2,593,140            0.86          7.685            236          74.51            635
289 - 300                            4        589,568            0.20          8.692            297          79.38            556
337 - 348                            3        440,149            0.15          6.891            346          81.51            643
349 - 360                        1,792    289,907,162           96.24          7.283            356          80.26            619
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,930    301,240,732          100.00          7.311            351          80.11            620
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 117
Maximum: 359
Weighted Average: 351

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF ORIGINAL               MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
COMBINED LTV RATIOS (%)            LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
-----------------------            -----    -----------        -------       --------      --------            ---          -----
30.00 or less                         12      1,054,270           0.35          6.628           327          25.56            681
30.01 - 40.00                         13      1,533,251           0.51          6.808           349          36.72            625
40.01 - 50.00                         61      9,198,977           3.05          6.833           333          45.34            630
50.01 - 60.00                        105     14,826,433           4.92          7.080           344          56.38            608
60.01 - 70.00                        257     40,053,105          13.30          7.326           351          66.42            598
70.01 - 80.00                        525     88,357,189          29.33          6.907           353          77.77            624
80.01 - 90.00                        613     98,468,024          32.69          7.546           353          87.85            612
90.01 - 100.00                       344     47,749,484          15.85          7.755           347          96.60            649
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,930    301,240,732         100.00          7.311           351          80.11            620
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 16.51%
Maximum: 100.00%
Weighted Average: 80.11%

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF GROSS MARGINS          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------             -----    -----------        -------       --------      --------            ---          -----
Fixed Rate Loans                     458     67,947,257          22.56          6.876           331          74.08            651
5.000 or less                        128     24,229,071           8.04          6.725           356          82.66            626
5.001 - 5.500                        195     35,084,186          11.65          6.752           356          81.07            620
5.501 - 6.000                        263     45,720,759          15.18          6.782           357          82.79            626
6.001 - 6.500                        211     35,952,673          11.93          7.239           356          82.93            613
6.501 - 7.000                        250     41,459,116          13.76          7.655           357          79.38            602
7.001 - 7.500                        100     16,402,062           5.44          7.975           356          81.94            612
7.501 - 8.000                         80      9,341,240           3.10          8.577           357          82.02            591
8.001 - 8.500                         82     10,505,812           3.49          8.952           357          84.90            596
8.501 - 9.000                         66      6,687,637           2.22          9.445           357          83.53            577
9.001 or greater                      97      7,910,918           2.63         10.048           357          79.79            556
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,930    301,240,732         100.00          7.311           351          80.11            620
----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 3.250%
Non-Fixed Rate Maximum: 10.750%
Non-Fixed Rate Weighted Average: 6.401%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004



                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
RANGE OF MINIMUM MORTGAGE             MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RATES (%)                                LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------------                -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           458    67,947,257         22.56         6.876           331         74.08           651
5.000 or less                               11     2,648,997          0.88         4.999           356         72.44           663
5.001 - 5.500                               26     4,776,701          1.59         5.543           356         75.00           662
5.501 - 6.000                              102    20,304,725          6.74         5.854           357         76.86           646
6.001 - 6.500                              151    28,192,006          9.36         6.350           356         81.55           645
6.501 - 7.000                              254    45,822,523         15.21         6.816           356         83.02           627
7.001 - 7.500                              199    33,869,667         11.24         7.320           356         83.59           606
7.501 - 8.000                              217    35,134,073         11.66         7.804           356         83.58           599
8.001 - 8.500                              141    18,564,010          6.16         8.285           357         82.26           582
8.501 - 9.000                              130    19,248,449          6.39         8.771           357         84.11           589
9.001 - 9.500                               94    11,481,259          3.81         9.296           357         82.42           579
9.501 - 10.000                              74     7,160,042          2.38         9.755           357         79.08           551
10.001 -10.500                              45     3,882,149          1.29        10.255           357         77.18           553
10.501 - 11.000                             19     1,473,640          0.49        10.698           356         73.26           565
11.001 - 11.500                              8       476,399          0.16        11.233           356         64.84           520
11.501 - 12.000                              1       258,835          0.09        11.540           358         70.00           546
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930   301,240,732        100.00         7.311           351         80.11           620
-----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 3.890%
Non-Fixed Rate Maximum: 11.540%
Non-Fixed Rate Weighted Average: 7.430%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004



                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
RANGE OF MAXIMUM LOAN                 MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RATES (%)                                LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------                    -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           458     67,947,257         22.56         6.876           331         74.08           651
13.000 or less                             301     55,313,369         18.36         6.229           357         78.87           643
13.001 - 13.500                            178     31,171,285         10.35         6.734           356         81.44           625
13.501 - 14.000                            257     44,809,255         14.87         7.157           356         83.37           616
14.001 - 14.500                            205     32,419,386         10.76         7.661           356         83.76           602
14.501 - 15.000                            204     32,094,877         10.65         8.192           356         84.32           601
15.001 - 15.500                            130     16,542,673          5.49         8.871           357         83.55           577
15.501 - 16.000                            103     11,995,176          3.98         9.262           357         82.30           557
16.001 - 16.500                             54      4,999,558          1.66         9.904           357         78.34           559
16.501 - 17.000                             25      2,189,581          0.73        10.186           356         74.16           544
17.001 - 17.500                              7        786,892          0.26        10.656           357         67.93           522
17.501 - 18.000                              3        529,263          0.18        10.586           353         61.46           563
18.001 - 18.500                              4        183,323          0.06        11.270           353         61.38           529
18.501 - 19.000                              1        258,835          0.09        11.540           358         70.00           546
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930    301,240,732        100.00         7.311           351         80.11           620
------------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 10.550%
Non-Fixed Rate Maximum: 18.540%
Non-Fixed Rate Weighted Average: 13.957%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004




                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
INITIAL PERIODIC CAP (%)                 LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------                 -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           458     67,947,257         22.56         6.876           331         74.08           651
1.000                                       16      2,519,735          0.84         7.931           354         85.42           630
1.500                                      202     36,561,009         12.14         7.102           355         79.33           608
2.000                                      444     72,909,312         24.20         7.467           357         83.46           612
3.000                                      809    120,995,745         40.17         7.510           357         81.55           612
5.000                                        1        307,674          0.10         7.875           355         95.00           611
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930    301,240,732        100.00         7.311           351         80.11           620
------------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 5.000%
Non-Fixed Rate Weighted Average: 2.433%

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
SUBSEQUENT PERIODIC CAP (%)              LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------              -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           458    67,947,257         22.56         6.876           331         74.08           651
1.000                                    1,113   165,814,216         55.04         7.600           356         82.68           612
1.500                                      308    56,994,041         18.92         7.048           356         79.98           612
2.000                                       50    10,245,217          3.40         6.947           358         79.12           607
3.000                                        1       240,000          0.08         8.490           354         73.85           521
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930   301,240,732        100.00         7.311           351         80.11           620
-----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 3.000%
Non-Fixed Rate Weighted Average: 1.168%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004




                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
NEXT RATE ADJUSTMENT DATES               LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------------------               -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           458     67,947,257         22.56         6.876           331         74.08           651
Oct-04                                       1        236,025          0.08         7.750           356         90.00           601
Sep-05                                       4        574,717          0.19         7.540           349         71.45           644
Oct-05                                       5        753,425          0.25         7.379           350         80.13           620
Nov-05                                      36      5,245,071          1.74         7.498           351         82.72           606
Dec-05                                      25      3,838,389          1.27         7.815           352         81.90           599
Jan-06                                      96     12,758,460          4.24         7.409           353         85.29           624
Feb-06                                      79     11,470,576          3.81         7.749           354         83.32           599
Mar-06                                     109     16,558,157          5.50         7.656           355         83.72           605
Apr-06                                     234     36,930,230         12.26         7.621           356         82.69           602
May-06                                     363     56,018,097         18.60         7.552           357         80.41           614
Jun-06                                     358     61,259,855         20.34         7.256           358         81.39           613
Jul-06                                       4        717,802          0.24         7.870           359         79.86           598
Aug-06                                       1        174,334          0.06         7.500           348         80.00           600
Sep-06                                       2        528,425          0.18         6.994           349         89.45           627
Oct-06                                       2        480,385          0.16         6.562           350         58.02           633
Nov-06                                       3        353,395          0.12         7.906           351         88.47           574
Dec-06                                       2        338,835          0.11         6.203           352         77.64           623
Jan-07                                      15      2,285,060          0.76         7.065           353         76.62           596
Feb-07                                      18      2,818,654          0.94         7.318           354         79.88           616
Mar-07                                      11      2,170,781          0.72         7.190           355         79.24           598
Apr-07                                      18      3,064,374          1.02         6.823           356         82.00           618
May-07                                      51      8,366,327          2.78         7.036           357         84.95           617
Jun-07                                      35      6,352,101          2.11         6.926           358         80.81           636
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930    301,240,732        100.00         7.311           351         80.11           620
------------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Weighted Average: May 2006

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004




                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION OF            MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
MORTGAGED PROPERTIES                     LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------------------               -----    -----------       -------      --------      --------       -------    ----------
California                                 640    127,678,656         42.38         6.854           351         76.70           624
Florida                                    276     35,458,130         11.77         7.490           349         84.12           625
New York                                    82     17,155,529          5.69         7.322           351         78.02           633
Illinois                                    92     16,044,023          5.33         7.213           352         82.61           615
Maryland                                    56      9,860,965          3.27         7.898           354         78.38           590
Nevada                                      40      6,908,534          2.29         7.155           356         81.56           641
Michigan                                    54      6,016,746          2.00         7.774           355         85.04           607
Virginia                                    37      5,936,016          1.97         8.090           353         83.68           594
Arizona                                     41      5,187,445          1.72         7.399           348         83.83           616
Minnesota                                   30      4,918,684          1.63         7.457           354         82.32           600
Washington                                  30      4,705,297          1.56         7.155           356         85.64           645
Massachusetts                               20      4,102,253          1.36         7.723           356         78.60           605
Georgia                                     37      3,764,140          1.25         8.526           351         85.76           609
Colorado                                    22      3,435,482          1.14         7.390           352         85.73           627
Ohio                                        33      3,410,489          1.13         7.402           354         82.07           626
Other                                      440     46,658,342         15.49         8.037           348         83.25           614
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930    301,240,732        100.00         7.311           351         80.11           620
------------------------------------------------------------------------------------------------------------------------------------


Number of States/District of Columbia Represented: 49


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
OCCUPANCY TYPE                           LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------                           -----    -----------       -------      --------      --------       -------    ----------
Primary                                  1,791    281,638,289         93.49         7.312           351         80.25           618
Non-Owner Occupied                         130     18,482,485          6.14         7.297           348         77.64           660
Second Home                                  9      1,119,958          0.37         7.185           346         84.05           657
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930    301,240,732        100.00         7.311           351         80.11           620
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                      NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PROPERTY TYPE                             LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------                             -----   -----------       -------      --------      --------       -------    ----------
Single Family Residence                   1,578   235,934,510         78.32         7.394           351         80.26           616
2-4 Family                                  132    29,106,188          9.66         6.942           348         75.86           643
Condominium                                 117    18,333,614          6.09         7.019           353         82.17           635
Planned Unit Development                    100    17,583,293          5.84         7.116           353         83.04           623
Manufactured Housing                          3       283,126          0.09         6.950           351         75.13           647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,930   301,240,732        100.00         7.311           351         80.11           620
------------------------------------------------------------------------------------------------------------------------------------

                                                                       % OF
                                                                   MORTGAGE
                                                   AGGREGATE        POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF      AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE   CUT-OFF DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
LOAN PURPOSE                             LOANS   BALANCE ($)        BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------                             -----   -----------        -------      --------      --------       -------    ----------
Refinance - Cashout                      1,290   201,269,420          66.81         7.388           351         78.12           609
Purchase                                   471    71,216,743          23.64         7.205           352         85.60           652
Refinance - Rate/Term                      169    28,754,569           9.55         7.036           348         80.41           621
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930   301,240,732         100.00         7.311           351         80.11           620
------------------------------------------------------------------------------------------------------------------------------------

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
DOCUMENTATION LEVEL                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------                      -----    -----------       -------      --------      --------       -------    ----------
Full Documentation                       1,134    167,157,583         55.49         7.308           352         80.57           611
Stated Documentation                       722    119,918,734         39.81         7.349           349         79.23           633
Limited/Alternate Documentation             64     12,212,918          4.05         7.014           353         81.88           614
No Ratio                                    10      1,951,498          0.65         7.054           357         83.04           657
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930    301,240,732        100.00         7.311           351         80.11           620
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP I COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PREPAYMENT PENALTY TERM                  LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------                  -----    -----------       -------      --------      --------       -------    ----------
No Prepayment Penalty                      283     44,246,852         14.69         7.450           350         81.72           623
6 Months                                     3        322,428          0.11         7.923           352         85.31           617
12 Months                                   57     11,822,279          3.92         7.151           347         78.05           631
24 Months                                1,112    169,903,654         56.40         7.504           355         81.67           612
36 Months                                  475     74,945,519         24.88         6.814           341         75.91           636
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930    301,240,732        100.00         7.311           351         80.11           620
------------------------------------------------------------------------------------------------------------------------------------

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RANGE OF CREDIT SCORES                   LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
----------------------                   -----    -----------       -------      --------      --------       -------    ----------
500 - 525                                  105     14,612,866          4.85         8.597           354         72.67           513
526 - 550                                  180     27,812,375          9.23         8.181           355         74.96           539
551 - 575                                  221     32,085,773         10.65         7.757           354         78.15           562
576 - 600                                  263     39,445,806         13.09         7.624           350         80.37           589
601 - 625                                  302     48,251,853         16.02         7.237           352         80.89           613
626 - 650                                  315     51,485,174         17.09         7.096           350         82.64           637
651 - 675                                  227     34,886,393         11.58         6.933           352         84.00           663
676 - 700                                  153     25,180,868          8.36         6.608           349         82.42           688
701 - 725                                   76     11,941,934          3.96         6.501           335         78.86           710
726 - 750                                   42      6,659,016          2.21         6.586           332         81.08           737
751 - 775                                   29      5,641,391          1.87         6.305           355         77.00           762
776 - 800                                   14      2,836,669          0.94         6.076           357         70.88           787
Above 800                                    3        400,613          0.13         6.111           357         64.02           806
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,930    301,240,732        100.00         7.311           351         80.11           620
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 807
Weighted Average: 620

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                                              % OF
                                                                          MORTGAGE
                                                                           POOL BY
                                                              AGGREGATE  AGGREGATE    WEIGHTED    WEIGHTED    WEIGHTED
                                                                CUT-OFF    CUT-OFF     AVERAGE     AVERAGE     AVERAGE
                                                 NUMBER OF         DATE       DATE       GROSS   REMAINING    ORIGINAL     WEIGHTED
                                                  MORTGAGE    PRINCIPAL  PRINCIPAL    INTEREST        TERM    COMBINED      AVERAGE
PRODUCT TYPES                                        LOANS  BALANCE ($)    BALANCE    RATE (%)    (MONTHS)     LTV (%)   FICO SCORE
-------------                                        -----  -----------    -------    --------    --------     -------   ----------
Fixed - 15 Year                                         21    1,736,848       0.75       8.132         177       75.67          623
Fixed - 20 Year                                         11      794,791       0.35       9.503         238       81.73          626
Fixed - 25 Year                                          2      106,075       0.05      11.436         298       90.00          581
Fixed - 30 Year                                        201   41,871,633      18.19       6.964         356       81.03          650
Fixed Balloon - 15/30                                   38    2,400,735       1.04      10.064         176       96.27          644
ARM - 2 Year/6 Month                                   690  134,188,223      58.30       7.627         356       81.93          608
ARM - 3 Year/6 Month                                    55   12,178,585       5.29       6.990         356       81.92          636
ARM - 5 Year/6 Month                                    24    5,058,187       2.20       6.420         356       84.41          654
Interest Only 2 YR - ARM - 2 Year/6 Month LIBOR         36   11,585,675       5.03       6.636         357       82.46          670
Interest Only 3 YR - ARM - 3 Year/6 Month LIBOR          9    2,526,799       1.10       6.517         358       79.97          654
Interest Only 5 YR - Fixed - 30 Year                    16    4,700,550       2.04       6.914         357       78.69          684
Interest Only 5 YR - ARM - 2 Year/6 Month LIBOR         36    9,886,294       4.30       6.743         356       84.32          657
Interest Only 5 YR - ARM - 3 Year/6 Month LIBOR          5    1,214,920       0.53       6.351         356       79.40          627
Interest Only 5 YR - ARM - 5 Year/6 Month LIBOR          6    1,914,400       0.83       6.277         357       79.07          682
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,150  230,163,715     100.00       7.351         353       81.93          627
------------------------------------------------------------------------------------------------------------------------------------

                                                                        % OF
                                                                    MORTGAGE
                                                                     POOL BY
                                                      AGGREGATE    AGGREGATE      WEIGHTED     WEIGHTED      WEIGHTED
                                                        CUT-OFF      CUT-OFF       AVERAGE      AVERAGE       AVERAGE
                                        NUMBER OF          DATE         DATE         GROSS    REMAINING      ORIGINAL     WEIGHTED
                                         MORTGAGE     PRINCIPAL    PRINCIPAL      INTEREST         TERM      COMBINED      AVERAGE
ORIGINATOR                                  LOANS   BALANCE ($)      BALANCE      RATE (%)     (MONTHS)       LTV (%)   FICO SCORE
----------                                  -----   -----------      -------      --------     --------       -------   ----------
Encore                                        226    55,412,683        24.08         6.863          355        81.01           616
Impac                                         168    42,419,733        18.43         7.094          356        81.24           640
Home Owners                                   292    39,862,546        17.32         8.764          352        82.05           590
BNC                                            92    23,725,250        10.31         6.940          355        83.85           635
Chapel                                         84    19,238,361         8.36         7.287          348        81.50           653
Lenders Direct                                 91    15,350,526         6.67         7.310          343        83.10           644
First Banc                                     64    11,431,619         4.97         7.157          347        82.41           633
Peoples Choice                                 56    10,577,705         4.60         7.185          355        83.15           649
Master Financial                               29     5,281,542         2.29         7.123          357        81.35           655
CIT                                            27     3,762,682         1.63         6.794          353        82.42           656
Ownit                                          11     1,476,940         0.64         8.045          346        84.07           581
Aames                                           5     1,095,125         0.48         7.216          351        84.05           611
Aegis                                           2       276,949         0.12         6.655          340        82.96           654
Accredited                                      3       252,053         0.11         6.999          349        71.54           623
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   230,163,715       100.00         7.351          353        81.93           627
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004


                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
                              MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
LIEN POSITION                    LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
-------------                    -----    -----------         -------       --------  -------------            ---          -----
1st Lien                         1,095    226,994,323           98.62          7.308            354          81.71            626
2nd Lien                            55      3,169,391            1.38         10.474            239          97.60            666
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,150    230,163,715          100.00          7.351            353          81.93            627
-----------------------------------------------------------------------------------------------------------------------------------

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF GROSS                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
INTEREST RATES (%)               LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
-------------------              -----    -----------         -------       --------  -------------            ---          -----
3.000 - 3.999                        1        157,301            0.07          3.890            357          48.62            693
4.000 - 4.999                       10      3,035,858            1.32          4.969            357          78.29            688
5.000 - 5.999                      102     32,732,982           14.22          5.715            356          79.91            664
6.000 - 6.999                      240     68,900,120           29.94          6.545            356          80.95            650
7.000 - 7.999                      281     60,388,525           26.24          7.494            354          82.52            622
8.000 - 8.999                      250     39,561,191           17.19          8.508            352          83.87            595
9.000 - 9.999                      153     17,934,650            7.79          9.488            348          83.62            562
10.000 - 10.999                     87      6,076,453            2.64         10.388            325          80.93            563
11.000 - 11.999                     24      1,206,957            0.52         11.374            276          90.83            610
12.000 - 12.999                      2        169,679            0.07         12.394            230          98.15            636
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,150    230,163,715          100.00          7.351            353          81.93            627
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 3.890%
Maximum: 12.400%
Weighted Average: 7.351%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF CUT-OFF DATE         MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
PRINCIPAL BALANCES(%)            LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
---------------------            -----    -----------         -------       --------  -------------            ---          -----
0.01 - 25,000.00                     7       131,402             0.06         11.469           187            99.44           637
25,000.01 - 50,000.00               63     2,606,780             1.13          9.962           304            81.25           593
50,000.01 - 75,000.00              151     9,344,252             4.06          9.080           333            83.43           605
75,000.01 - 100,000.00             132    11,579,448             5.03          8.504           344            81.81           602
100,000.01 - 125,000.00            113    12,720,417             5.53          8.025           349            81.48           606
125,000.01 - 150,000.00             87    12,032,672             5.23          8.020           353            81.24           606
150,000.01 - 175,000.00             76    12,349,786             5.37          7.718           354            81.81           604
175,000.01 - 200,000.00             75    14,099,687             6.13          7.454           348            83.64           626
200,000.01 - 225,000.00             55    11,627,850             5.05          7.847           356            83.13           601
225,000.01 - 250,000.00             43    10,227,475             4.44          7.525           353            82.27           631
250,000.01 - 275,000.00             43    11,366,101             4.94          7.090           357            81.65           630
275,000.01 - 300,000.00             21     6,043,018             2.63          6.971           356            82.37           626
300,000.01 - 325,000.00             26     8,124,556             3.53          7.585           357            81.25           615
325,000.01 - 350,000.00             57    19,382,472             8.42          6.922           356            83.99           636
350,000.01 - 375,000.00             33    11,985,912             5.21          6.827           356            80.61           629
375,000.01 - 400,000.00             43    16,689,045             7.25          6.949           357            84.03           640
400,000.01 - 425,000.00             30    12,342,474             5.36          6.385           357            83.98           655
425,000.01 - 450,000.00             33    14,486,230             6.29          6.823           356            82.34           641
450,000.01 - 475,000.00             12     5,579,352             2.42          6.374           357            78.40           641
475,000.01 - 500,000.00             21    10,337,909             4.49          6.638           356            82.25           661
500,000.01 - 525,000.00              8     4,152,057             1.80          7.423           356            79.59           651
525,000.01 - 550,000.00              3     1,642,192             0.71          6.942           355            70.48           657
550,000.01 - 575,000.00              6     3,373,364             1.47          6.820           356            78.97           635
575,000.01 - 600,000.00              1       597,588             0.26          5.990           356            80.00           714
600,000.01 or greater               11     7,341,676             3.19          6.407           357            72.77           634
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,150   230,163,715           100.00          7.351           353            81.93           627
----------------------------------------------------------------------------------------------------------------------------------

Minimum:$9,989
Maximum: $765,704
Average: $200,142

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
ORIGINAL TERM                 MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
(MONTHS)                         LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
-------------------              -----    -----------         -------       --------  -------------            ---          -----
180                                 59      4,137,584           1.80           9.253            177          87.62            635
240                                 11        794,791           0.35           9.503            238          81.73            626
300                                  2        106,075           0.05          11.436            298          90.00            581
360                              1,078    225,125,266          97.81           7.307            356          81.82            627
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,150    230,163,715         100.00           7.351            353          81.93            627
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 356

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF REMAINING            MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
TERMS (MONTHS)                   LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
--------------                   -----    -----------         -------       --------  -------------            ---          -----
169 - 180                           59      4,137,584            1.80          9.253            177          87.62            635
229 - 240                           11        794,791            0.35          9.503            238          81.73            626
289 - 300                            2        106,075            0.05         11.436            298          90.00            581
337 - 348                            2        201,230            0.09          7.064            348          57.47            626
349 - 360                        1,076    224,924,035           97.72          7.307            356          81.84            627
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,150    230,163,715          100.00          7.351            353          81.93            627
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 171
Maximum: 359
Weighted Average: 353

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                        % OF MORTGAGE
                                                              POOL BY       WEIGHTED                      WEIGHTED
                                            AGGREGATE       AGGREGATE        AVERAGE       WEIGHTED        AVERAGE
                             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE          GROSS        AVERAGE       ORIGINAL       WEIGHTED
RANGE OF ORIGINAL             MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST      REMAINING   COMBINED LTV   AVERAGE FICO
COMBINED LTV RATIOS (%)          LOANS    BALANCE ($)         BALANCE       RATE (%)  TERM (MONTHS)            (%)          SCORE
------------------------         -----    -----------         -------       --------  -------------            ---          -----
30.00 or less                          2         99,566           0.04          8.819           295          20.17            550
30.01 - 40.00                          4        365,245           0.16          7.565           340          36.68            590
40.01 - 50.00                         11      1,879,084           0.82          7.080           324          46.14            598
50.01 - 60.00                         19      4,642,081           2.02          6.801           357          56.36            617
60.01 - 70.00                         57     15,164,939           6.59          7.223           356          66.36            597
70.01 - 80.00                        576    112,370,364          48.82          7.285           355          78.58            622
80.01 - 90.00                        302     63,510,152          27.59          7.314           353          87.77            628
90.01 - 100.00                       179     32,132,285          13.96          7.806           344          95.94            657
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,150    230,163,715         100.00          7.351           353          81.93            627
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 11.11%
Maximum: 100.00%
Weighted Average: 81.93%

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF GROSS MARGINS          MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
(%)                                LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------             -----    -----------        -------       --------      --------            ---          -----
Fixed Rate Loans                     289     51,610,632          22.42          7.191           340          81.38            651
5.000 or less                         65     15,270,151           6.63          7.012           356          81.71            639
5.001 - 5.500                        107     25,206,155          10.95          6.745           356          84.05            639
5.501 - 6.000                        170     46,940,427          20.39          6.676           356          81.44            638
6.001 - 6.500                        122     25,928,336          11.27          7.276           356          81.33            624
6.501 - 7.000                        126     27,840,866          12.10          7.556           357          82.23            613
7.001 - 7.500                         65     12,747,173           5.54          8.097           357          82.42            603
7.501 - 8.000                         36      5,603,022           2.43          8.435           357          84.53            599
8.001 - 8.500                         56      7,832,432           3.40          9.070           357          81.13            562
8.501 - 9.000                         46      5,719,139           2.48          9.529           357          81.74            543
9.001 or greater                      68      5,465,382           2.37         10.129           358          81.10            548
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,150    230,163,715         100.00          7.351           353          81.93            627
----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 2.250%
Non-Fixed Rate Maximum: 10.650%
Non-Fixed Rate Weighted Average: 6.363%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF MINIMUM MORTGAGE       MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
RATES (%)                          LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
----------------------             -----    -----------        -------       --------      --------            ---          -----
Fixed Rate Loans                     289    51,610,632           22.42         7.191           340           81.38           651
5.000 or less                          7     2,311,847            1.00         4.890           357           78.61           666
5.001 - 5.500                         21     6,611,755            2.87         5.384           357           77.19           663
5.501 - 6.000                         70    21,385,569            9.29         5.943           357           81.30           666
6.001 - 6.500                         84    25,045,097           10.88         6.386           356           81.47           654
6.501 - 7.000                         86    24,707,855           10.73         6.814           356           81.20           640
7.001 - 7.500                        104    22,834,013            9.92         7.341           356           85.11           627
7.501 - 8.000                        110    23,484,617           10.20         7.813           356           81.52           598
8.001 - 8.500                         96    16,733,127            7.27         8.294           356           83.96           592
8.501 - 9.000                        110    17,062,475            7.41         8.797           356           83.79           585
9.001 - 9.500                         61     7,439,889            3.23         9.254           357           83.01           554
9.501 - 10.000                        53     6,530,633            2.84         9.768           357           81.41           541
10.001 -10.500                        43     3,352,319            1.46        10.285           357           76.39           533
10.501 - 11.000                       12       708,173            0.31        10.707           357           78.31           544
11.001 - 11.500                        4       345,714            0.15        11.116           358           77.91           535
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,150   230,163,715          100.00         7.351           353           81.93           627
---------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 3.890%
Non-Fixed Rate Maximum: 11.150%
Non-Fixed Rate Weighted Average: 7.378%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                                  % OF
                                                              MORTGAGE
                                                               POOL BY       WEIGHTED      WEIGHTED       WEIGHTED
                                              AGGREGATE      AGGREGATE        AVERAGE       AVERAGE        AVERAGE
                               NUMBER OF   CUT-OFF DATE   CUT-OFF DATE          GROSS     REMAINING       ORIGINAL       WEIGHTED
RANGE OF MAXIMUM LOAN           MORTGAGE      PRINCIPAL      PRINCIPAL       INTEREST          TERM   COMBINED LTV   AVERAGE FICO
RATES (%)                          LOANS    BALANCE ($)        BALANCE       RATE (%)      (MONTHS)            (%)          SCORE
---------------------              -----    -----------        -------       --------      --------            ---          -----
Fixed Rate Loans                     289     51,610,632         22.42         7.191           340            81.38           651
13.000 or less                       169     49,733,542         21.61         6.104           357            80.07           656
13.001 - 13.500                       93     25,070,154         10.89         6.777           356            82.95           644
13.501 - 14.000                      123     29,617,543         12.87         7.286           356            82.88           630
14.001 - 14.500                      114     22,275,733          9.68         7.775           356            84.25           616
14.501 - 15.000                      106     21,093,144          9.16         8.259           356            82.45           590
15.001 - 15.500                       84     12,054,427          5.24         8.727           357            84.29           563
15.501 - 16.000                       94     11,698,858          5.08         9.293           357            81.92           555
16.001 - 16.500                       52      4,859,097          2.11         9.849           357            79.38           536
16.501 - 17.000                       15      1,351,712          0.59        10.274           357            78.55           536
17.001 - 17.500                        9        654,392          0.28        10.634           357            72.70           526
17.501 - 18.000                        1         67,361          0.03        10.900           356            75.00           513
18.001 - 18.500                        1         77,119          0.03        11.150           357            80.00           557
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,150    230,163,715        100.00         7.351           353            81.93           627
---------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 10.000%
Non-Fixed Rate Maximum: 18.150%
Non-Fixed Rate Weighted Average: 13.868%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
INITIAL PERIODIC CAP (%)                 LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------------------                 -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           289     51,610,632         22.42         7.191           340         81.38           651
1.000                                        6        982,876          0.43         8.328           354         81.03           625
1.500                                      105     24,544,993         10.66         7.360           356         80.89           601
2.000                                      247     54,711,788         23.77         7.298           357         82.07           619
3.000                                      493     95,445,852         41.47         7.490           357         82.29           623
3.500                                        1        238,402          0.10         7.750           356         95.00           614
5.000                                        8      2,217,171          0.96         6.087           356         86.99           690
6.000                                        1        412,000          0.18         6.000           357         80.00           657
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,150    230,163,715        100.00         7.351           353         81.93           627
------------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 6.000%
Non-Fixed Rate Weighted Average: 2.509%

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
SUBSEQUENT PERIODIC CAP (%)              LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
---------------------------              -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           289    51,610,632         22.42         7.191           340         81.38           651
1.000                                      669   130,021,000         56.49         7.552           356         82.35           622
1.500                                      165    41,578,482         18.06         6.985           356         80.93           614
2.000                                       26     6,802,951          2.96         6.996           358         84.20           613
3.000                                        1       150,649          0.07         6.150           351         80.00           647
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,150   230,163,715        100.00         7.351           353         81.93           627
-----------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 3.000%
Non-Fixed Rate Weighted Average: 1.156%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
NEXT RATE ADJUSTMENT DATES               LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------------------               -----    -----------       -------      --------      --------       -------    ----------
Fixed Rate Loans                           289     51,610,632         22.42         7.191           340         81.38           651
Oct-05                                       2        431,628          0.19         6.198           350         80.00           692
Nov-05                                      20      4,324,100          1.88         7.620           351         83.23           592
Dec-05                                      14      2,535,066          1.10         7.571           352         76.04           629
Jan-06                                      68     10,354,400          4.50         7.530           353         82.54           615
Feb-06                                      41      7,972,214          3.46         7.446           354         83.60           641
Mar-06                                      61     14,253,264          6.19         7.562           355         86.66           632
Apr-06                                     133     25,879,291         11.24         7.930           356         82.52           594
May-06                                     233     47,318,855         20.56         7.406           357         81.57           626
Jun-06                                     189     42,240,975         18.35         7.324           358         80.87           609
Jul-06                                       1        350,400          0.15         6.030           359         80.00           674
Nov-06                                       1        103,537          0.04         9.040           352         80.00           535
Dec-06                                       1        214,650          0.09         7.350           352         90.00           561
Jan-07                                       8      2,249,569          0.98         6.809           353         80.13           662
Feb-07                                       3        476,877          0.21         8.194           354         80.61           597
Mar-07                                       8      1,698,210          0.74         6.573           355         81.55           648
Apr-07                                       9      1,886,965          0.82         7.160           356         78.79           637
May-07                                      27      6,183,467          2.69         6.949           357         83.85           636
Jun-07                                      12      3,107,030          1.35         6.414           358         78.62           635
Oct-08                                       1         79,313          0.03         8.625           350         95.00           628
Nov-08                                       3        556,394          0.24         6.442           352         83.27           652
Jan-09                                       5        911,153          0.40         6.714           354         89.03           661
Feb-09                                       1        274,216          0.12         7.350           354         95.00           630
Mar-09                                       1        228,841          0.10         5.990           355         83.64           672
Apr-09                                       1        294,200          0.13         7.750           356         79.99           695
May-09                                      11      3,099,179          1.35         6.282           357         82.08           667
Jun-09                                       7      1,529,291          0.66         5.865           358         78.62           654
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,150    230,163,715        100.00         7.351           353         81.93           627
------------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Weighted Average: June 2006

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
GEOGRAPHIC DISTRIBUTION OF            MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
MORTGAGED PROPERTIES                     LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------------------               -----    -----------       -------      --------      --------       -------    ----------
California                                 382    112,841,468         49.03         6.821           354         81.11           635
New York                                    87     22,482,864          9.77         7.353           354         81.86           655
Florida                                    153     21,166,665          9.20         7.883           348         83.10           619
Illinois                                    42      7,620,682          3.31         7.291           353         80.35           628
Maryland                                    33      6,518,284          2.83         8.136           357         79.91           581
Nevada                                      26      5,256,478          2.28         8.046           355         81.23           589
Arizona                                     31      4,578,461          1.99         7.873           351         89.56           619
Michigan                                    35      3,899,905          1.69         8.061           352         84.56           610
Massachusetts                               14      3,554,339          1.54         7.608           357         74.57           591
Texas                                       28      3,288,468          1.43         8.162           354         85.69           644
Colorado                                    19      3,254,525          1.41         7.270           347         85.01           642
Virginia                                    17      3,049,838          1.33         8.147           356         84.26           617
Georgia                                     21      2,513,523          1.09         8.887           355         83.50           588
Washington                                  14      2,293,696          1.00         7.231           354         85.18           651
Pennsylvania                                21      2,191,015          0.95         8.505           348         85.28           582
Other                                      227     25,653,504         11.15         8.258           351         83.15           604
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,150    230,163,715        100.00         7.351           353         81.93           627
------------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented:  48

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
OCCUPANCY TYPE                           LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
--------------                           -----    -----------       -------      --------      --------       -------    ----------
Primary                                  1,060    214,907,702         93.37         7.355           353         81.98           623
Non-Owner Occupied                          81     13,389,048          5.82         7.313           352         80.20           672
Second Home                                  9      1,866,965          0.81         7.217           357         88.91           688
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,150    230,163,715        100.00         7.351           353         81.93           627
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------
                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                    AGGREGATE     AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                      CUT-OFF       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                      NUMBER OF          DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                       MORTGAGE     PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PROPERTY TYPE                             LOANS   BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------                             -----   -----------       -------      --------      --------       -------    ----------
Single Family Residence                     922   177,531,469         77.13         7.385           352         81.88           620
Planned Unit Development                     91    22,606,783          9.82         7.139           355         83.37           637
2-4 Family                                   75    20,112,776          8.74         7.295           355         80.44           663
Condominium                                  60     9,749,180          4.24         7.354           351         82.59           646
Manufactured Housing                          2       163,507          0.07         6.572           351         76.91           647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,150   230,163,715        100.00         7.351           353         81.93           627
------------------------------------------------------------------------------------------------------------------------------------

                                                                       % OF
                                                                   MORTGAGE
                                                   AGGREGATE        POOL BY      WEIGHTED      WEIGHTED      WEIGHTED
                                                     CUT-OFF      AGGREGATE       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF          DATE   CUT-OFF DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
LOAN PURPOSE                             LOANS   BALANCE ($)        BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
------------                             -----   -----------        -------      --------      --------       -------    ----------
Refinance - Cashout                        744   145,546,491          63.24         7.433           353         80.73           610
Purchase                                   329    67,683,820          29.41         7.202           352         84.33           666
Refinance - Rate/Term                       77    16,933,404           7.36         7.243           355         82.68           610
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,150   230,163,715         100.00         7.351           353         81.93           627
------------------------------------------------------------------------------------------------------------------------------------


                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
DOCUMENTATION LEVEL                      LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-------------------                      -----    -----------       -------      --------      --------       -------    ----------
Full Documentation                         655    116,931,286         50.80         7.395           353         82.46           612
Stated Documentation                       446     99,869,696         43.39         7.340           353         81.38           643
Limited/Alternate Documentation             40     10,757,698          4.67         7.076           355         81.78           625
No Ratio                                     9      2,605,036          1.13         6.955           357         79.89           654
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,150    230,163,715        100.00         7.351           353         81.93           627
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           GROUP II COLLATERAL SUMMARY
                      AS OF CUT-OFF DATE OF AUGUST 1, 2004

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
PREPAYMENT PENALTY TERM                  LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
-----------------------                  -----    -----------       -------      --------      --------       -------    ----------
No Prepayment Penalty                      192     40,297,975         17.51         7.380           354         82.65           646
6 Months                                     2        298,653          0.13         6.950           356         90.00           653
12 Months                                   40     11,720,586          5.09         6.961           352         81.18           629
24 Months                                  658    129,191,461         56.13         7.560           355         82.01           614
36 Months                                  233     46,044,163         20.00         6.813           347         81.60           644
60 Months                                   25      2,610,877          1.13         7.844           315         75.23           627
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,150    230,163,715        100.00         7.351           353         81.93           627
------------------------------------------------------------------------------------------------------------------------------------

                                                                       % OF
                                                                   MORTGAGE
                                                                    POOL BY
                                                                  AGGREGATE      WEIGHTED      WEIGHTED      WEIGHTED
                                                    AGGREGATE       CUT-OFF       AVERAGE       AVERAGE       AVERAGE
                                     NUMBER OF   CUT-OFF DATE          DATE         GROSS     REMAINING      ORIGINAL      WEIGHTED
                                      MORTGAGE      PRINCIPAL     PRINCIPAL      INTEREST          TERM      COMBINED       AVERAGE
RANGE OF CREDIT SCORES                   LOANS    BALANCE ($)       BALANCE      RATE (%)      (MONTHS)       LTV (%)    FICO SCORE
----------------------                   -----    -----------       -------      --------      --------       -------    ----------
500 - 525                                  114     18,342,941          7.97         8.889           356         76.51           513
526 - 550                                  119     17,995,503          7.82         8.428           354         77.02           539
551 - 575                                  102     16,786,031          7.29         8.037           354         79.18           563
576 - 600                                  126     24,204,247         10.52         7.591           351         81.22           588
601 - 625                                  135     27,595,141         11.99         7.280           352         83.20           613
626 - 650                                  192     39,499,521         17.16         7.063           353         83.89           637
651 - 675                                  163     33,860,505         14.71         6.884           350         83.74           663
676 - 700                                   92     22,516,857          9.78         6.678           354         83.27           688
701 - 725                                   47     13,118,098          5.70         6.685           352         83.71           711
726 - 750                                   36     10,387,558          4.51         6.756           357         84.49           738
751 - 775                                   19      5,199,077          2.26         6.218           350         81.48           760
776 - 800                                    5        658,236          0.29         7.825           335         80.78           789
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   1,150    230,163,715        100.00         7.351           353         81.93           627
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 793
Weighted Average: 627

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 12, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------


                     FOR ADDITIONAL INFORMATION PLEASE CALL:


           -----------------------------------------------------------
                                 MORGAN STANLEY
           -----------------------------------------------------------

               ASSET BACKED FINANCE
               --------------------

               Val Kay                            212-761-2162

               Forchi Chen                        212-761-2154

               Mike Cuoco                         212-761-7598

               ABS SYNDICATE & TRADING
               -----------------------

               Jay Hallik                         212-761-2252

               Rick Onkey                         212-761-2122

               Vanessa Vanacker                   212-761-2016


           -----------------------------------------------------------
                             RATING AGENCY CONTACTS
           -----------------------------------------------------------



               STANDARD & POOR'S
               -----------------

               Chris Deasy                        212-438-2405

               MOODY'S
               -------

               Joseph Grohotolski                 212-553-4619

               FITCH
               -----

               Ben Katzburg                       212-908-0269



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------